SOUND EQUITY
THE ASSURED ALTERNATIVE.

Sound Equity Inc
989 112th Ave NE, Suite 207
Bellevue, WA 98004
Phone (888) 490-4450
www.SoundEquity.com

Sterling Griffin
Harbor Custom Development, Inc
11515 BURNHAM DR NW
GIG HARBOR, WA 98332

November 13, 2019

Dear Sterling Griffin,

I would like to personally thank you for choosing Sound Equity to help with your investment objectives.

One of our core values is to treat you, our valued customers, as true partners. We know that we're only successful if our customers are successful. So, please don't hesitate to let us know how we can help you succeed.

Enclosed you will find the loan package for the transaction at 6541 Kayak Pl NW, Bremerton, WA, loan number 19110724 including:

- – Transaction summary
- - 1st payment instructions (borrower copy)
- – Automated payments setup form
- - Loan docs to be signed in front of notary.

Please complete and execute the loan documents in front of an authorized notary promptly.

Thank you again for your business. I look forward to working with you again soon.

Sincerely,

David Huey

FIRST PAYMENT NOTIFICATION

Dear Sterling Griffin,

Sound Equity has selected FCI Lender Services for payment processing. FCI will send you a welcome package with the FCI loan number, but your first payment is due on the date shown below regardless of your receipt of the welcome package. FCI may be reached at (800) 931-2424 with any questions regarding payments.

Total Monthly Mortgage Payment: **$665.25**
Your loan includes no Impounds/Escrows

Automated monthly payments (ACH) may be setup, and is highly encouraged, by completing the form on the next page. Your first payment is due on 1st day of each month beginning **1/1/2020** and is to be mailed to the following address if automated payments are not setup. Please indicate your FCI loan number on payments.

FCI Lender Services Inc.
8180 E. Kaiser Blvd
Anaheim Hills, CA 92808

A late charge of 5.00% of the monthly payment will be charged on all payments received after 10 calendar days of monthly due date.

Borrower Certification:
I understand that my mortgage payments are due monthly by the due date specified and all correspondence should be mailed to:

Sterling Griffin
Harbor Custom Development, Inc
11515 BURNHAM DR NW
GIG HARBOR, WA 98332

By: ______________________________
Name: Sterling Griffin
Its: President

Automated Payments (ACH) Customer Authorization

NOTE: This service is only available for Performing and Current loans.

Save time & money by signing up for Automated Payments. Your monthly payment can be automatically deducted from your checking or saving account on the same day each month using the Federal Banking System's ACH program. Simply complete the information below. Return this form to:

FCI Lender Services, Inc.
Attention: Loan Servicing
8180 E Kaiser Blvd
Anaheim Hills, CA 92808

Or Fax to:
(714) 282-2429 for Standard Loan Servicing
(714) 282-5775 for Specialty Loan Servicing

Name: ______________________
Account/Loan Number: ______________________
Address: ______________________
City/State/Zip: ______________________
Phone Number: ______________________
Email: ______________________

Banking Information

Account Type: Checking ☐ Savings ☐
Name of Primary Bank: ______________________
Name of Account: ______________________
Bank Representative: ______________________
Bank Phone Number: ______________________
Bank Routing Number: ______________________
Bank Account Number: ______________________

PLEASE PROVIDE COPY OF A VOIDED CHECK *(If using checking)*


Check Number
1948
VOID
Routing & Transit Number
Account Number

I/We hereby authorize a monthly ACH electronic debit from the account designated above to be paid to FCI Lender Services, Inc., in payment of my/our monthly loan obligation, not to exceed the amount agreed to by me/us below. Provided however, if the required scheduled loan payment changes for any account related reason, including but not limited to change in principal balance, interest rate, or in required escrow/impounds, I/We authorize the debit amount to be adjusted accordingly.

I/We understand that should my/our bank dishonor my/our automated payment for insufficient or uncollected funds, the original amount, plus an additional NSF fee, as allowed by law, may be electronically debited from my/our account.

I/We authorize FCI to debit my/our account consistent with this Authorization until such time as I/we provide 15 days written notice to FCI of withdrawal of this Authorization.

NOTE: The electronic **debit date can not be changed with less than 15 days written notice** prior to the next scheduled debit date sent to FCI Lender Services, Inc. at the address or fax numbers above.

Signature	Signature	Date

Agreed Upon Amount and Terms

My/our account will be debited on the ____________ day of each month, or the next business day if debit date falls on a weekend or holiday, starting: ____________. Monthly Payment Amount: **$665.25**.

Total amount to be drafted from my/our account: **$665.25**. On Date: ____________

CERTIFICATE OF BUSINESS PURPOSE LOAN

Borrower certifies that he/she/they is/are applying for a loan for business purposes only, and that the lender does not make consumer loans intended for the purpose of personal use. Borrower represents and warrants to Lender/Broker the preceding and understands Lender/Broker would not make a loan to Borrower if these statements proved incorrect. Should Borrower violate any representation or warranty made herein or such representation or representation be false or become false during the period that the loan is outstanding, then Borrower shall be deemed to be in default of this Certificate of Business Purpose Loan as well as the Deed of Trust and Promissory Note and shall be subject to default rate among any and all other remedies available to Lender.

This loan is a commercial loan for business purposes only. No part of the loan proceeds will be used for any non-business (i.e. consumer, personal, family, or household) purpose.

Borrower represents and warrants that he/she/they does/do not occupy the subject property as his/her/their primary residence, does not intend to do so in the future, and furthermore represents and warrants that he/she/they shall not in the future occupy the subject property as his/her/their residence (primary, secondary, or otherwise).

Borrower understands and warrants that he/she/they are knowledgeable and comprehend the difference between a consumer loan for personal purposes and a commercial loan for business purposes. As such Borrower understands the significance and importance of such a distinction, and has the ability and comprehension to identify the purpose of this loan.

Borrower represents that this loan is not a consumer loan and therefore is not subject to any laws that Borrower may otherwise be entitled to had such loan been a consumer loan. Borrower waives his/her/their right and any defenses he/she/they may have or would have had under any state or federal laws that are based on consumer transactions.

Borrower has applied to Lender for a loan of $310,500.00 secured by the real property at the Property Address above (the "**Property**").

Borrower agrees to hold Lender and Broker harmless and agrees to defend, indemnify, protect and hold Lender and Broker and their agents, officers, contractors, and employees harmless from and against any and all claims asserted or liability established that arises from the falsity of any part of this certificate.

DO NOT sign this form if any part of the proceeds of this loan is used for any purpose other than a commercial business purpose.

The Lender, Broker, assignees and successors of the same will rely upon this certificate. Borrower hereby declares under penalty of perjury and the laws of the State of Washington that the forgoing is true and correct.

BORROWER ACKNOWLEDGES AND AGREES THAT ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW

IN WITNESS WHEREOF, the undersigned have executed this Certificate of Business Purpose Loan as of November 13, 2019.

BORROWER: Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________________
Name: Sterling Griffin
Its: President

BORROWER'S CERTIFICATION

The undersigned declare(s) under penalty of perjury under the laws of the State of Washington that the following is true and correct:

1. Borrower is a United States citizen and resident with full legal capacity to enter into the loan documents for the Loan. Borrower has all requisite power and authority to enter into all documents required in connection with the above described transaction (hereinafter together referred to as the **"Loan Documents")** and to carry out the obligations of borrower contemplated by the Loan Documents and to own all of the Property.

2. That Borrower has all necessary power and authority to execute and deliver the Loan Documents. In the event that Borrower is comprised of two or more entities who hold title as tenants in common, joint tenancy, community property, or other co-tenancy, each Borrower agrees, and shall be estopped to deny, that (i) each Borrower is jointly and severally liable for all obligations of Borrower under the Loan Documents and not merely for an allocated portion thereof, and (ii) the Loan Documents are intended to grant to Lender a mortgage lien and security interest in and to the entire Property and the proceeds thereof, and not merely a lien and security interest in and to a tenant in common or other co-tenancy interest.

3. Borrower recognizes that certain state and federal regulations apply to loans for personal, household or family purposes and that Lender is unwilling to lend for such purposes. Borrower warrants that the Loan is solely for commercial or business purposes and not consumer, personal, family, or household purposes. Borrower represents and warrants that it is not purchasing the Property for his, her or its personal residence or dwelling and has no intention of residing therein.

4. As of the date hereof, there are no setoffs, defenses or counterclaims to the payment of the indebtedness evidenced by the Note, and Borrower hereby agrees that if any such defense to the payment of such indebtedness should hereafter exist against Lender, except to the extent such defense is permitted or provided by the usury laws of the State of California, the same will not be raised against Lender.

5. Borrower owns (or will own, prior to the closing of the subject loan) fee simple title to all of the Property; the Deed of Trust creates the lien and security it purports to create and is a valid and binding obligation of Borrower enforceable against Borrower and the Property in accordance with its terms; and the Note represents a valid and binding obligation of the Borrower enforceable in accordance with its terms.

6. There is not pending against Borrower any petition in bankruptcy, whether voluntary or otherwise, any assignment for the benefit of creditors, any petition seeking reorganization, liquidation or arrangement under the bankruptcy laws of the United States or of any state thereof, or any other action brought under the aforesaid bankruptcy laws; there are no law suits or legal proceedings ending or to the best of the Borrower's knowledge threatened in any court or before any governmental agency involving Borrower or the Property, nor are there any judgments outstanding against Borrower and the financial condition of Borrower as of the date of this Certification has not adversely changed from the financial condition as indicated by the financial statements furnished to Lender and said financial statements are substantially true and accurate as of the date hereof.

7. Borrower is not engaged and has not been engaged at any time since Borrower's acquisition of the Property in a "pattern of racketeering activity" within the meaning of 18 U.S.C. 1961, as amended, nor has Borrower

committed any other act or engaged in any other pattern of actions, the potential results of which might include forfeiture of Borrower's interest in the Property.

8. Borrower is acting in this loan for its own account for commercial purposes and will receive and apply the loan proceeds for its own account and not as an agent or trustee for others.

9. No part of the Property or the improvements located thereon have been damaged and not repaired to Lender's satisfaction, nor taken in any condemnation or other similar proceeding, nor is any such proceeding pending or to the best of Borrower's knowledge threatened.

10. The Property is not subject to any leases other than the leases described in the rent roll provided to Lender, if any. To the extent applicable, such rent roll is true, accurate, complete and correct in all material respects, including the description of the rent, term, and pay through date. All the information submitted by or on behalf of Borrower to Lender in connection with the loan, including but not limited to financial statement(s), tax return(s), operating statement(s), bank statements(s), and management agreement(s) are true, accurate complete and correct in all material respects.

11. The improvements located on the Property have been completed in accordance with the plans and specifications and all recommendations of the soils engineer, including any grading, seeding, landscaping and all other off-site improvements relating to the operation of the Property; direct connection has been made from the Property to abutting public water, sewer, gas, electric, telephone and all other facilities necessary to serve the Property for its intended use; the improvements are ready for occupancy; and the original building permit, unconditional certificates of occupancy and all other consents and approvals of all governmental authorities having jurisdiction over the Property have been issued, evidencing compliance with all zoning, building and other laws and regulations applicable to the Property and the improvements located thereon. Borrower affirms that all invoices for any and all labor performed or materials installed or integrated into the property were paid and satisfied in full prior to the making of this loan.

12. This certificate is given by Borrower to induce Lender to make a loan to Borrower evidenced by the Note and secured by the Deed of Trust and other Loan Documents, with the knowledge that Lender will rely upon the truth of the statements made herein.

13. The Property is not in violation of any federal, state or local law, ordinance or regulation relating to industrial hygiene or to environmental conditions in, on, under or about the Property including but not limited to soil and groundwater conditions. Neither Borrower nor, to the best of Borrower's knowledge, any third party has used, generated, manufactured, stored or disposed of in, on, under or about the Property or transported to or from the Property any hazardous materials.

14. The improvements located on the Property are either exempt from the accessibility requirements of the Americans with Disabilities Act, 42 U.S.C.A. 121.01 *et. seq.* (hereinafter called the "**ADA**"), or if not exempt, said improvements are accessible to and usable by persons with disabilities and complies (and shall, at all times during the term of the subject loan be maintained in compliance) with the ADA, and the regulations thereunder promulgated by the U.S. Architectural and Transportation Barriers Compliance Board (36 C.F.R 1191 *et. seq.*) and by the U.S. Department of Justice (28 C.F.R. Part 36), including without limitation the ADA Accessibility Guidelines for Buildings and Facilities attached as an Appendix to said regulations. The Property is in compliance with the Fair Housing Amendments

Act of 1998, as amended, as well as any other state or local laws and ordinances related to handicapped access.

15. The relationship between the parties created by the Agreement is one of Borrower and Lender not a partnership or joint venture. Except for the sole purpose of accepting delivery and recording of the Trustee's Deed, Lender is not an agent of Borrower and, in any event, Borrower is not an agent of Lender.

16. Lender makes no representations or warranties to Borrower regarding the Subject Property or the suitability of Borrower's investment in the Subject Property. Borrower acknowledges that there is inherent risk in the purchase of distressed properties, that Borrower purchases the Subject Property without the benefit of an inspection or title insurance, and personally assumes all such risk. Borrower acknowledges that it has no right to rescind the purchase after the Sale.

17. This Certificate may be executed in any number of counterparts each of which shall be deemed an original, but all such counterparts together shall constitute but one Certificate.

BORROWER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ________________________________
Name: Sterling Griffin
Its: President

CORRECTION AGREEMENT AND LIMITED POWER OF ATTORNEY

I/we the undersigned Borrower, for and in consideration of the approval, closing and funding of their mortgage loan, hereby grant **Sound Equity, Inc. a Washington limited liability company** as to an undivided 100% interest, and their successors and/or assigns, limited power of attorney to correct and/or execute or initial all typographical or clerical errors discovered in any or all of the closing documentation required to be executed by the undersigned at settlement. In the event this limited power of attorney is executed, the undersigned will be notified and receive a copy of the document executed or initialed on their behalf.

THE LIMITED POWER OF ATTORNEY MAY NOT BE USED TO INCREASE THE INTEREST RATE THE UNDERSIGNED IS PAYING, INCREASE THE TERM OF THE UNDERSIGNED'S LOAN, INCREASE THE UNDERSIGNED'S OUTSTANDING PRINCIPAL BALANCE OR INCREASE THE UNDERSIGNED'S MONTHLY PRINCIPAL AND INTEREST PAYMENTS. Any of these specified changes must be executed directly with the undersigned.

This limited power of attorney shall automatically terminate 180 days from the closing date of the undersigned's mortgage loan.

IN WITNESS WHEREOF, the undersigned have executed this Limited Power of Attorney as of ____________ (today's date).

BORROWER: Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________________
Name: Sterling Griffin
Its: President

REPRESENTATIVE CAPACITY

STATE OF Washington)
) ss
County of _________)

This instrument was acknowledged before me on (date) _______________, 20__, before me by (names(s)) of individual(s) ____ as (type of authority) ______________________________________ of (name of party on whose behalf instrument was recorded)
____

Notary Public – State of Washington
My Commission Expires: ____________

DISCLOSURE STATEMENT

THIS LOAN HAS A BALLOON PAYMENT.

THIS LOAN MUST EITHER BE PAID IN FULL AT MATURITY OR REFINANCED. YOU MUST REPAY THE ENTIRE PRINCIPAL BALANCE OF THE LOAN AND UNPAID INTEREST THEN. THE LENDER IS UNDER NO OBLIGATION TO REFINANCE THE LOAN. YOU WILL, THEREFORE, BE REQUIRED TO MAKE PAYMENT OUT OF OTHER ASSETS THAT YOU MAY OWN, OR YOU WILL HAVE TO FIND A LENDER, WHICH MAY BE THE LENDER YOU HAVE THIS LOAN WITH, WILLING TO LEND YOU THE MONEY. IF YOU REFINANCE THIS LOAN AT MATURITY, YOU MAY HAVE TO PAY SOME OR ALL OF THE CLOSING COSTS NORMALLY ASSOCIATED WITH A NEW LOAN EVEN IF YOU OBTAIN REFINANCING FROM THE SAME LENDER.

Occupancy Statement

This is to certify that I/we **do not** intend to occupy the subject property as it is my/our **investment property.** We/I hereby certify under penalty of U.S. Criminal Code Section 1010 Title 18 U.S.C., that the above statement submitted is true and correct.

Patriot Act Information Disclosure

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies every customer. What this means for you: When you apply for a loan, we will ask your name, address, date of birth, and other information that will allow us to identify you. We may also ask to see your driver's license or other identifying documents.

Fair Credit Reporting Act

An investigation will be made as to the credit standing of all individuals seeking credit in this application. The nature and scope of any investigation will be furnished to you upon written request made within a reasonable period of time. In the event of denied credit due to an unfavorable consumer report, you will be advised of the identity of the Consumer Reporting Agency making such report and of right to request within sixty (60) days the reason for the adverse action. Pursuant to provisions of section 615(b) of the Fair Credit Reporting Act.

Equal Credit Opportunity Act

The Equal Credit Opportunity Act prohibits creditors from discriminating against credit applicants on the basis of race, color, religion, national origin, sex. marital status, age (provided that the applicant has the capacity to enter into a binding contract); because all or part of the applicant's income derives from any public assistance program; or because the applicant has in good faith exercised any right under the Consumer Credit Protection Act. Income which you receive as alimony, child support, or separate maintenance need not be disclosed to this creditor unless you choose to rely on such sources to qualify for the loan. Income from these and other sources, including part-time or temporary employment will not be discounted by this lender because of your sex or marital status. However, we will consider very carefully the stability and probable continuity of any income you disclose to us. The Federal Agency that administers compliance with this law concerning this creditor is: Federal Trade Commission

ECOA Appraisal/Valuation Notice

In accordance with Federal Equal Credit Opportunity Act §1002.14(a), this document notifies you that the current estimated market value for 6541 Kayak Pl NW, Bremerton, WA 98311, as determined internally by our underwriting team, is

.

IF AN APPRAISAL OR OTHER WRITTEN VALUATION IS USED IN CONNECTION WITH YOUR LOAN APPLICATION, YOU HAVE THE RIGHT TO A COPY, EVEN IF YOUR LOAN DOES NOT CLOSE. If you wish a copy, please write to us no later than 90 days after we notify you about the action taken on your credit application or you withdraw your application. In your letter, give us loan number 19110724.

Privacy Policy Disclosure

We take our clients' financial privacy very seriously. During the course of processing your application, we accumulate non-public personal financial information from you and from other sources about your income, your assets, and your credit history in order to allow a lender to make an informed decision about granting you credit. We restrict access to non-public personal information about you to those employees who need to know that information to provide products and services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your non-public personal information.

Information Collected:

We collect non-public personal information about you from the following sources:

- Information we received from you on the applications or other forms, such as your name, address, social security number, assets, and income
- Information about your transactions with us, our affiliates, or others, such as your account balance payment history
- Information we received from a consumer reporting agency, such as your creditworthiness and credit history

Information Shared: We may disclose the above information about you to the following types of third parties:

- Financial service providers, such as mortgage bankers, securities broker-dealers, and insurance agents.
- Non-financial companies, such as title and escrow companies, appraisal companies, etc.
- Others, such as non-profit organizations

We may disclose the above information to companies performing marketing services on our behalf or to other financial institutions with which we have joint marketing agreements. By sharing this information, we can better understand your financial needs and offer products to help you better reach your financial goals.

The information sharing described above is subject to your right to direct that we do not make the disclosures, and this opt out right is described below. We may disclose non-public personal information about you, including consumer report type information that relates solely to our transactions and experiences with you, to our affiliates, and this information sharing is not subject to an opt out right. We may wish to share consumer report type information that does not relate solely to our transactions and experiences with you (**"Other Information"**) with our affiliates who may have products or services that are of interest to you, or who may be able to offer assistance in connection with your transaction. You have the right to opt out of our sharing of Other Information with our affiliates.

Opting Out:

If you prefer that we do not disclose non-public personal information about you to non-affiliated third parties, you may opt out of those disclosures, that is, you may direct us not to make these disclosures (other than disclosures permitted by law).

As noted above, you also have the right to opt out of our sharing of Other Information, that is, direct us not to share Other Information, with our affiliates.

If you would like to limit disclosures of personal information about you as described in this notice, just check the appropriate box(s) to indicate your privacy choices and fax, email, or call us with your choices.

( ) Please do not share information about me with non-affiliated third parties
( ) Please do not share Other Information about me with your affiliates
( ) Please do not contact me with offers or products or services by mail or telephone

For Joint Accounts, your opt out choices will also apply to other individuals who are joint account holders. If these individuals have separate accounts, your opt out will not apply to those separate accounts.

BORROWER:

By: ______________________________
Name: Sterling Griffin
Its: President

USA PATRIOT ACT INFORMATION FORM

To help the government fight the funding of terrorism and money laundering activities, Federal law requires all financial institutions to obtain, verify, and record information that identifies every customer. When applying for a loan, applicants will be asked for their name, address, date of birth, and other information that will allow lenders to identify them. Applicants will also be asked to show their driver's license or other identifying documents.

INSTRUCTIONS TO INDIVIDUAL COMPLETING THIS VERIFICATION:
The named individual must present at least two (2) forms of identifying documents for review; at least one (1) of the identifying documents must be an unexpired government-issued document bearing a photograph of the named individual.

Name: Sterling Griffin
Date of Birth: ______________________ SSN: ______________

Identifying Documents	Place of Issuance	ID No	Date of Birth	Issue/ Expiration Date(s)	Photo?
State/ Foreign DL					☐ YES ☐ NO
State/ Foreign ID					☐ YES ☐ NO
US / Foreign Passport					☐ YES ☐ NO
Military ID					☐ YES ☐ NO
Resident Alien Card					☐ YES ☐ NO
Social Security Card					
Birth Certificate					

ADDITIONAL COMMENTS
Please note any discrepancies in the borrower's identifying documents:

CERTIFICATION
I, the undersigned, hereby certify that: (i) I have personally examined the identifying documents indicated above presented to me by the named individual, (ii) I have accurately recorded the information appearing in the identifying documents I examined, and (iii) except as may be indicated above, each of the indicated identifying documents appears to be genuine, the information contained in the identifying documents is consistent in all respects with the information provided by the named individual, and where applicable, the photograph appears to be that of the named individual.

Name and Title ______________ Signature ______________ Date ______________

PROMISSORY NOTE SECURED BY DEED OF TRUST

U.S. $310,500.00 November 13, 2019

FOR VALUE RECEIVED, Harbor Custom Development, Inc, a[n] Washington Corporation ("**Maker**"), hereby promises to pay to the order of Sound Equity High Income Debt Fund, LLC, a Delaware limited liability company ("**Lender**"), at the office of Lender located at 989 112th Ave NE, Suite 207, Bellevue, WA 98004, or such other place as holder may from time to time specify, the principal sum of $310,500.00, together with interest on the principal balance outstanding hereunder, from (and including) the date hereof until (but not including) the date of payment, at the interest rate specified below, in accordance with the terms and conditions herein.

1. PURPOSE OF THE LOAN.

(a) Purpose of the Loan. The purpose of the Loan is to provide Borrower with commercial financing in order to: (i) purchase or refinance that certain real property and improvements described in and encumbered by that certain Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing of approximately even date herewith (the "**Security Instrument**") executed by Borrower, as grantor, in favor of Lender, as beneficiary, as security for Borrower's obligations arising under this Promissory Note (hereinafter, "**Note**"); (ii) finance construction of certain improvements and/or renovations of the existing improvements located thereon (such renovations and construction activities shall be hereinafter referred to, collectively, as the "**Improvements**"); and/or (iii) provide additional working capital to Borrower to be utilized for a business purpose related to the acquisition, refinance, construction, renovation and/or sale of the Property (as such term is defined below), all as approved by Lender in its sole discretion. The Loan is not a revolving credit line, and no payments or credits shall increase the maximum amount of advances available from the Loan. The maximum aggregate amount of advances that Borrower may obtain from the Loan, and the maximum principal balance of the Loan outstanding at any given time, shall not exceed the Maximum Loan Amount. The real property described in and encumbered by the Security Instrument, together with all existing and future Improvements constructed thereon, shall be hereinafter referred to, collectively, as the "**Property**." The Note, Security Instrument, together with all other documents or instruments required by Lender to evidence, secure and/or guaranty the Loan are referred to herein, collectively, as the "**Loan Documents**."

(b) Guaranty of the Loan. As a condition precedent to Lender's obligation to fund the Loan to Borrower, the obligations of Borrower to Lender pursuant to this Note and the Loan Documents shall be guaranteed by Sterling Griffin (collectively, "**Guarantor**") pursuant to a Guaranty in the form approved by Lender (the "**Guaranty**"), pursuant to which the parties which comprise Guarantor shall jointly and severally guarantee the full payment and performance of all Borrower's obligations under the Loan Documents.

(c) Advance of Proceeds; Initial Advance. The proceeds of the Loan shall be advanced to or for the benefit of Borrower in one or more advances or draws from Lender (each an "**Advance**"), each of which shall be subject to all terms, covenants and conditions set forth herein. Upon the closing of the Loan, Lender may, but shall not be obligated to, fund the initial Advance under the Loan to cover certain costs, fees, expenses and other charges related to the acquisition, refinance and/or construction of the Property, all as approved by Lender, in an amount not to exceed $85,461.00 (the "**Initial Advance**").

(d) Funding for Construction of the Improvements. Following the Initial Advance of the Loan as set forth in Section 1(c) above (and subject to the terms and conditions of this Note), the remaining principal balance of the

Loan, if any, (such total remaining amount, the "**Improvement Advance Amount**") shall be made available by Lender and advanced to or for the benefit of Borrower, subject to Borrower's satisfaction of all conditions precedent set forth herein. Borrower will receive each Advance in trust for the purpose of paying only actual costs for which the Advance is made and will utilize the funds advanced for no other purpose.

(e) Required Documents. Following the Initial Advance of the Loan as set forth in Section 1(c) above, prior to any subsequent disbursements of the proceeds of the Loan for the renovation and/or construction of the Improvements, if any, Borrower shall execute and deliver, or cause to be executed and delivered to Lender such documents and items as Lender shall request (which, when executed and delivered to Lender shall be deemed Loan Documents hereunder), all in form and substance acceptable to Lender in Lender's sole discretion. Such documents and items may include, but not be limited to, the following:

(i) Fully Executed Loan Documents. Borrower shall have executed and delivered (or caused to be executed and delivered) to Lender, in form satisfactory to Lender, this Note, the Security Instrument, the Guaranty, together with written borrowing authorizations and/or unanimous consent resolutions from Borrower, and from each Guarantor that is an entity or partnership, pursuant to which Borrower and all Guarantors that are entities acknowledge and confirm the authority of the parties or individuals executing documents on their behalf, are duly authorized to do so.

(ii) Construction Contract. A complete copy of the construction contract for the Improvements (the "**Construction Contract**"), executed by and between Borrower and a duly licensed and bonded general contractor approved, in advance, by Lender (hereinafter, the "**Contractor**"), which shall be acceptable to Lender in its reasonable discretion, and shall include all schedules and exhibits related thereto for the completion of construction of the Improvements in accordance with the Plans and Specifications (defined below) and with the Loan Documents.

(iii) Contractor's and Subcontractor's License/Insurance. Copies of Contractor's licenses and any other subcontractor's (as may be required by Lender), together with proof of Contractor's worker's compensation, public liability insurance coverage, and such other insurance coverage as may be required by Lender.

(iv) Collateral Assignment of Contracts and Documents. A collateral assignment of all necessary contracts related to the construction of the Improvements (including without limitation the Construction Contract, any architect's contract, any engineer's contract, and the Plans and Specifications), from Borrower to Lender assigning any and all rights, title and interest which Borrower shall have under the same, together with a written consent from the relevant counterparties under such contracts (the "**Assignment of Agreements**").

(v) Plans and Specifications. One (1) complete set of the approved site plan and the complete and detailed plans and specifications for the construction and completion of the Improvements including, without limitation, any and all amendments and modifications thereof made by approved Change Orders, including all architectural drawings and renderings, reports, engineering plans and specifications, site plans, surveys and any other instrument or document designated by Lender, all of which are subject to prior approval by Lender (the "**Plans and Specifications**"). The Plans and Specifications must be stamped with all required approvals from all applicable governmental authorities; certified under seal and signed by Borrower and Contractor to be true

copies of the Plans and Specifications and approved by all authorities and agencies having jurisdiction thereon. No changes shall be made thereafter in the Plans and Specifications without the prior written consent of the Lender, except as set forth herein; and provided, however, that changes to the Plans and Specifications which will not adversely affect the value of the Improvements shall be permitted without the prior written consent of the Lender.

(vi) Title Coverage. Borrower will take all steps necessary to cause the title insurance company selected by Borrower and approved, in advance, by Lender (the "**Title Insurer**"), prior to its recordation of the Security Instrument, to issue to Lender or cause to be issued to Lender by Title Insurer, an unconditional commitment to issue to Lender, (and to thereafter promptly issue in final form) its ALTA extended coverage lender's policy of title insurance in an amount equal to the Maximum Loan Amount (the "**Lender's Policy**"), together with any endorsements required by Lender, and with no exceptions, conditions or exclusions other than those authorized by Lender. Borrower shall take all necessary steps to satisfy all requirements of the Title Insurer's commitment for issuance of the Lender's Policy.

(vii) Project Budget. A detailed and itemized schedule of all hard and soft costs of constructing and completing the Improvements, to be submitted to and approved (in advance) by Lender, which shall include specification of any items which are to be funded from sources other than the Loan, and any subsequent changes as Borrower deems necessary or desirable and as are approved by Lender in writing pursuant to this Note and the Loan Documents (the "**Project Budget**"). Borrower shall furnish such additional supporting documentation for the cost of the items described in the Project Budget as may be required by Lender.

(viii) Lien Waivers. Original waivers of lien from Contractor and each and every subcontractor, laborer or material supplier performing services or supplying material to the Property within the past ninety (90) days and an affidavit listing all of said entities and certifying that no work has been performed and no materials have been supplied for which the costs remain unpaid prior to closing.

(f) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing, and (vii) all additional conditions precedent for Advances set forth in this Note or the Loan Documents including, without limitation, any conditions set forth in Section 1(g) below.

(g) Draw Requests.

(i) Advances shall be made (i) not more frequently than once in any calendar month, (ii) in a minimum amount that is not less than $10,000.00, unless otherwise approved by Lender in Lender's sole discretion, (iii) in an amount not to exceed unreimbursed costs actually previously paid by Borrower and approved by Lender in the Project Budget, and (iv) based on the percentage-of-completion method for actual work completed at the Property in accordance with the Project Budget, less any retainage or retention described in Section 1(g)(v) below, as confirmed and approved by Lender and its third party construction consultant (the "**Consultant**").

(ii) Requirements. Each draw shall be based on a draw request signed by Borrower in such form approved by Lender and shall be reviewed by the Lender's Consultant and, if requested by Lender, signed by Contractor. Each draw request shall be delivered to Lender at least ten (10) days prior to the date on which a billing or estimate by the Contractor or any subcontractor may be deemed approved by Borrower (as owner), and shall contain any written warning required of Lender by applicable local law (e.g., requiring lenders, when making disbursements directly to owners, to give written warning to such owners that to protect themselves from double payments, lien releases from each lienor should be required from the contractor), and shall be supported by such information and documentation (such as paid receipts, invoices, statements of accounts, lien releases, etc.) as Lender may require. Lender shall not be obligated to disburse Loan proceeds for the payment of any cost or expense if the amount of such cost or expense, together with the amounts of other costs and expenses included within the same "line-item" in the Project Budget for which requests for Advances have previously been submitted and approved, exceeds the amount set forth in the Project Budget for such line-item, unless Borrower furnishes to Lender documentary evidence satisfactory to Lender that any such excess cost is offset by a reduction, in nature satisfactory to Lender, of at least an equal amount in another line-item in the Project Budget, or Lender otherwise approves a revision to the Project Budget submitted in compliance with this Note.

(iii) Lien Waivers. As a condition to each Advance, Lender shall have received one or more conditional lien waiver(s) on progress payment, or unconditional lien waiver(s) on final payment, as applicable in accordance with the Project Budget and Borrower's construction schedule for all construction work and costs included in the previous request for Advance, which shall be on a form acceptable to Lender, matching the current Certificate & Application for Payment G-702 in an AIA G702/G703 format or similar payment request from the Contractor or applicable subcontractors, covering all work performed and material supplied to or at the Property as of such date. If requested by Lender, paid invoices or receipts and other evidence reasonably satisfactory to Lender that all prior Advances have been used for purposes described in this Agreement or the Project Budget.

(iv) Endorsements. Lender may, at its option or if required by the Title Insurer, require that Borrower, at Borrower's expense, cause the Title Insurer to provide to Lender a bringdown endorsement to the Lender's Policy in connection with certain Advances of Loan proceeds including, but not limited to, Advances to be made concurrently with or immediately following completion of the foundation at the Property, to the extent applicable, and a bringdown endorsement to the Lender's Policy to be issued upon final completion of all work at the Property.

(v) Withholding of Advances; Retention. Lender shall have the right, but not the obligation, to withhold all or any portion of one or more Advances under the following circumstances:

(i) Any one or more Advance may be withheld in whole or in part to the extent reasonably necessary to correct or complete the relevant work if Lender or Lender's Consultant reasonably determines, based upon its on-site inspection, that the construction required to have been completed by such time has not been completed or has been improperly completed. Borrower shall notify Lender and Lender's inspector immediately upon receipt of any "red tag" or "stop order" notices from any federal, state, county or municipal building inspector or of unsatisfactory compliance with any applicable building code, and in such event Borrower shall provide Lender and Lender's Consultant with a full and complete written explanation of the nature of such noncompliance. Lender shall be entitled to withhold further disbursements from the date of such noncompliance until the Property and the relevant Improvements are in full compliance with any applicable building or construction codes.

(ii) Lender may withhold any Advance if the request therefor is not accompanied with reasonable documentation supporting or evidencing Borrower's satisfaction of all conditions precedent to such Advance, together with (if required by Lender) executed statutory lien waivers for all work completed, equipment leased and materials supplied through the date of the immediately preceding request for an Advance.

(iii)Ten percent (10%) of each Advance for so-called hard construction costs under the Construction Contract shall be retained by Lender until all of the following conditions are satisfied (i) Lender's Consultant has confirmed to Lender's reasonable satisfaction, on AIA Form G704 or other appropriate form, that the relevant Improvements have been substantially completed in accordance with the Plans and Specifications; and (ii) a certificate of occupancy for the applicable portion of the Project has been issued by all applicable governing authorities.

(iv)Any one or more Advances may be withheld in whole or in part if Lender determines that the requested Advance(s) would cause the total amount advanced with respect to the relevant Improvements (or any component thereof which represents a separate Project Budget "line item") to exceed the advance limitations with respect to such Improvements (or component) set forth in the then-effective Project Budget, or would cause a violation of any other advance limitation provisions herein, unless Borrower agrees, in writing, to make up such shortfall.

(h) <u>Final Advance. Lender shall not be obligated to fund or make the final</u> Advance of the Loan ("**Final Advance**") unless the following additional conditions shall have been satisfied, to the extent required by Lender:

(i) The Consultant shall have certified to Lender that all construction has, and Improvements have, been completed in a good and workmanlike manner, in accordance with applicable requirements of all applicable governmental authorities and substantially in accordance with the Plans and Specifications;

(ii) To the extent required by applicable governmental authorities for the use and occupancy of the Improvements, all certificates of occupancy and other applicable permits and releases shall have been issued with respect to the Improvements and copies thereof have been furnished to Lender;

(iii) Lender shall have received a satisfactory final affidavit from the Contractor and full and complete releases of lien from the Contractor and each subcontractor, laborer and materialman and any other party who has supplied labor, materials or services for the construction of the Improvements, or who otherwise might be entitled to claim a contractual, statutory or constitutional lien against the Property with respect to work performed and/on materials supplied in the construction of the Improvements;

(iv) Lender shall have received a satisfactory endorsement to its Lender's Policy, as contemplated under Section 1(g)(iv) above;

(v) Lender has received such other items which Lender may reasonably require to be submitted by Borrower; and

(vi) All other terms and conditions of this Note and the other Loan Documents required to be met as of the date of the Final Advance of the Loan for hard costs shall have been met to the satisfaction of Lender.

Upon Borrower's satisfaction of the conditions set forth in this Section 1(h), all Retainage shall be released to the Borrower.

(i) Advances for Stored Materials. Notwithstanding anything to the contrary contained herein, no Advances will be made for building materials or furnishings that have not yet been incorporated into the Improvements ("**Stored Materials**") unless and until: (i) Borrower has good title to the Stored Materials and has furnished satisfactory evidence of such title to Lender, to the extent required by Lender; (ii) the Stored Materials are components in a form ready for incorporation into the Improvements and will be so incorporated within a reasonable period (not to exceed thirty [30] days) from the date of the advance for the Stored Materials; (iii) the Stored Materials are in Borrower's possession and are satisfactorily stored on the Property or at such other location as Lender may approve, in each case with adequate safeguards to prevent commingling with materials for other projects; (iv) the Stored Materials are protected and insured against loss, theft and damage in a manner and amount satisfactory to Lender; (v) the Stored Materials have been paid for in full or will be paid for in full from the funds to be advanced; (vi) Lender has or will have upon the payment for the Stored Materials from the advanced funds a perfected, first priority security interest in the Stored Materials; and (vii) all lien rights and claims of the supplier have been released or will be released upon payment with the advanced funds.

(j) Additional Terms Regarding Advances. Lender shall not be obligated to make an advance of Loan proceeds until and unless the following additional items shall have been received, complete and/or approved by Lender, as and to the extent required by Lender, prior to the date of the advance:

(i) A notice of title continuation or endorsement to the title insurance policy with respect to the Loan, showing there has been no change in the status of title and no other exception not theretofore approved by Lender, which endorsement shall have the effect of advancing the effective date of the policy to the date of the advance then being made and increasing the coverage of the policy by an amount equal to the such advance.

(ii) Evidence acceptable to Lender that all work requiring inspection by any governmental authority having or claiming jurisdiction has been duly inspected and approved by such authority and by any rating or inspection organization, bureau, association or office having or claiming jurisdiction.

(iii) Evidence, including a report from the Consultant, that all work completed at the time of the application for an advance has been performed in a good and workmanlike manner in accordance with the Plans and Specifications, that all materials and fixtures usually furnished and installed at that stage of construction have been so furnished and installed, that the Improvements can be completed in accordance with the Plans and Specifications, and that the balance of the Loan proceeds then held by Lender and available for advance pursuant to the terms of this Note,

together with other funds which Lender determines to be available to Borrower for such purpose, are and will be sufficient to pay the cost of such completion.

(iv) Borrower shall comply with any and all applicable laws related to prompt payment and provision of notices including, without limitation, any applicable statutes contained in the Washington Revenue Code, notwithstanding Lender's failure or delay in funding any draw requests or Lender's cessation of funding draw requests in accordance with the terms of this Note. Borrower hereby agrees to provide all required notices to the Contractor and all lienors providing notices to owner in a timely fashion, and authorizes Lender to provide written notices to the same to the extent such notices are required by law. Borrower shall also comply with any and all other laws related to prompt payment and provision of notices.

(v) Borrower shall submit, do, and perform all such other items and actions which Lender may reasonably require.

(k) Additional Conditions Precedent to All Advances. Lender shall not be obligated to make an advance of Loan proceeds unless the following additional conditions shall have been satisfied or waived in writing by Lender as of the date of each advance: (i) No lien for the performance of work or supplying of labor, materials or services shall have been filed against the Property and remain unsatisfied or unbonded to the satisfaction of Lender, (ii) no condition or situation shall exist on the Property which, in the reasonable determination of Lender, constitutes a danger to or impairment of the Property or presents a danger or hazard to the public, (iii) all representations and warranties made by Borrower in this Note and the other Loan Documents shall be true and correct on and as of the date of the advance with the same effect as if made on such date, (iv) all terms and conditions of the Loan Documents required to be met as of the date of the applicable advance shall have been met to the satisfaction of Lender, (v) Borrower shall have paid all fees and expenses incurred by Lender and/or Borrower in connection with such advance, including without limitation Lender's administrative fee, and (vi) no event of default under this Note or any other Loan Document shall have occurred and be continuing.

(l) Borrower's Covenants Regarding Improvements. To the extent applicable, Borrower shall commence construction of the Improvements promptly following recordation of the Security Instrument and shall cause such construction to proceed with reasonable diligence and continuity, and be completed in strict accordance with (i) the Plans and Specifications, (ii) the then-effective Project Budget, as approved by Lender, (iii) the construction schedule approved by Lender, (iv) all applicable legal requirements (including the obtaining of all required consents), (v) the Construction Contract, and (vi) the terms and conditions of this Note, by the last business day before the Maturity Date of the Note (the "**Completion Deadline**"). Each portion and all of the Improvements, except for any approved off-site improvements shown in the then effective Project Budget, if any, shall be constructed entirely on the portions of the real property subject to the lien of the Security Instrument and within building restriction and set-back lines, and shall not encroach upon, overhang or interfere with any easement, right-of-way, floodplain or other property. Borrower shall not commence the construction of any Improvements on the Property, except for those set forth in the Plans and Specifications, without Lender's prior written consent. Borrower acknowledges that adherence to the Completion Deadline is of the essence in order to prevent substantial loss to Borrower and Lender, and that Borrower is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner. Borrower shall strictly enforce the Construction Contract to ensure that Contractor promptly and diligently

performs all of its obligations thereunder in compliance with the Plans and Specifications, and in such a manner as to preserve the security of Lender in the Property.

(m) Liability of Lender. Lender shall in no event be responsible or liable to any person other than Borrower for the disbursement of or failure to disburse the Loan proceeds or any part thereof and neither the Contractor, Consultant, nor any subcontractor, laborer or material supplier shall have any right or claim against Lender under this Note or the other Loan Documents.

2. Stated Interest Rate. Except as provided in Section 3 below, the principal balance outstanding hereunder shall bear interest, until fully paid, at 8.49% (the "**Stated Interest Rate**").

3. Default Interest Rate. The principal balance outstanding hereunder from time to time shall bear interest at the Default Interest Rate (as hereinafter defined) from the date of the occurrence of an Event of Default (as hereinafter defined) hereunder until the date on which the principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, are paid in full. For purposes of this Note, the term "**Default Interest Rate**" shall mean 2.0% per month on an annualized basis.

4. Payments. This Note shall be payable as follows:

(a) Interest. Accrued and unpaid interest at the Stated Interest Rate or, to the extent applicable, the Default Interest Rate, upon the principal balance outstanding hereunder, shall be due and payable on 1/1/2020, and on the first (1st) day of each month thereafter. If the payment date above in a given month shall fall on a date other than a Business Day, then the applicable payment shall be due on the next, subsequent Business Day. As used herein, "**Business Day**" shall mean a single calendar day that is not a Saturday, Sunday, or legal holiday. Notwithstanding that interest shall be due on a Business Day, the interest due and payable each month shall be the aggregate amount of interest accrued for all calendar days in the applicable month.

(b) Principal. The principal balance outstanding hereunder, if not sooner paid as provided herein, shall be due and payable on 12/1/2020 (the "**Maturity Date**").

5. Application and Place of Payments. Payments received by Lender with respect to the indebtedness evidenced hereby shall be applied in such order and manner as Lender in its sole and absolute discretion may elect. Unless Lender otherwise elects, payments received by Lender shall be applied first to any applicable Additional Sums (such as the Late Charges or NSF Charges defined below), next to accrued and unpaid interest, and the remainder to the principal balance then outstanding hereunder. Payments hereunder shall be made by check from Maker to Lender, or in such other manner as Lender may specify to Maker in writing from time to time. Payments shall be made in United States dollars.

6. Late Charges. If Lender has not received the full amount of any payment of unpaid principal or interest or any other amount due hereunder within ten (10) calendar days of its due date under this Note, Maker shall pay to Lender a late charge in the amount of 5% of the amount of such payment. In the event the balance of the note is not paid on or before 15 calendar days from its Maturity Date under this Note, in addition to interest at the Default Interest Rate specified in Section 3, Maker shall pay to Lender a late charge equal to 2% of the balance of all unpaid principal and interest.

7. NSF Charges. If Maker tenders to Lender a check, draft or other item, that is dishonored by reason of insufficient funds and Lender incurs a bank charge as a result thereof, Maker shall reimburse Maker for such charge.

8. Optional Prepayments. Payments of principal may be made at any time, or from time to time, in whole or in part, without penalty or premium,

provided that all previously matured interest, and other charges accrued to the date of prepayment are also paid in full. Notwithstanding any partial prepayment of principal hereof, there will be no change in the due date or amount of scheduled payments due hereunder unless Lender agrees in writing to such change.

9. Events of Default; Acceleration. The occurrence of any one or more of the following events shall constitute an "**Event of Default**" hereunder:

(a) Nonpayment of principal, interest or other amounts when the same shall become due and payable hereunder;

(b) The failure of Maker to comply with any provision of this Note;

(c) The failure of Guarantor to comply with any provision of the Guaranty;

(d) The failure of Maker to comply with any provision of the Deed of Trust;

(e) The death, incapacity, dissolution, winding-up or termination, as applicable, of the existence of Maker or Guarantor;

(f) The calling of a meeting of the creditors of Maker or Guarantor;

(g) The making by Maker or Guarantor of an assignment for the benefit of its respective creditors;

(h) The appointment of (or application for appointment of) a receiver of Maker or Guarantor, or the involuntary filing against or voluntary filing by Maker or Guarantor of a petition or application for relief under federal bankruptcy law or any similar state or federal law, or the issuance of any writ of garnishment, execution or attachment for service with respect to Maker or Guarantor or any property of Maker or Guarantor; or

(j) Any statement, representation or warranty contained herein, in the Guaranty or any related document shall be false.

Upon the occurrence of an Event of Default, the entire principal balance outstanding hereunder, together with all accrued interest and other amounts payable hereunder, at the election of Lender, shall become immediately due and payable, without any notice to Maker.

10. Contracted For Interest.

(a) Borrower agrees to pay an effective contracted for rate of interest equal to the rate of interest resulting from all interest payable as provided in this Note, plus the additional rate of interest resulting from any additional sums due and payable to Lender pursuant to this Note and/or the related Loan Documents (collectively, the "**Additional Sums**"). The Additional Sums shall include all fees, charges, goods, things in action or any other sums or things of value (other than interest payable as provided in this Note) paid or payable by Borrower, whether pursuant to this Note or any other document or instrument in any way pertaining to this lending transaction, that may be deemed to be interest under the laws of the State of Washington. The Additional Sums shall be deemed to be interest for the purposes of any such law only.

(b) Maker agrees that Lender, in its sole discretion, may capitalize any interest or other amounts that are not paid when due to Lender by adding such amounts to the principal balance outstanding hereunder, which will in turn increase the interest due hereunder; provided, however, Lender's decision to capitalize any such amount shall not relieve Borrower from its obligation to make such payment as of its due date and shall not waive the Event of Default resulting from the failure to make such payment when due.

11. Waivers. Except as set forth in this Note, to the extent permitted by applicable law, Maker, and each person who is or may become liable hereunder, severally waive and agree not to assert: (a) any exemption rights; (b) demand, diligence, grace, presentment for payment, protest, notice of nonpayment, nonperformance, extension, dishonor, maturity, protest and default; and (c) recourse to guaranty or suretyship defenses (including the right to require Lender to bring an action on this Note). Lender may extend the time for payment of or renew this Note, release collateral as security for the indebtedness evidenced hereby or release any party from liability hereunder, and any such extension, renewal, release or other indulgence shall not alter or diminish the liability of Maker, except to the extent expressly set forth in a writing evidencing or constituting such extension, renewal, release or other indulgence.

12. Costs of Collection. Maker agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any payment of principal, interest or other amount is not paid when due, or in case it becomes necessary to protect any collateral which is security for any obligation of Maker hereunder, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Note, or any other related documents, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

13. No Waiver. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

14. Governing Law. This Note shall be construed in accordance with and governed by the laws of the State of Washington, without regard to the choice of law rules of the State of Washington.

15. Time of Essence. Time is of the essence of this Note and each and every provision hereof.

16. Conflicts; Inconsistency. In the event of any conflict or inconsistency between the provisions of this Note and the provisions of any one or more of the other documents executed in connection with this transaction, the provisions of this Note shall govern and control to the extent necessary to resolve such conflict or inconsistency.

17. Amendments. No amendment, modification, change, waiver, release or discharge hereof and hereunder shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

18. Severability. The invalidity of any provision of this Note or portion of a provision shall not affect the validity of any other provision of this Note or the remaining portion of the applicable provision.

19. Binding Nature. The provisions of this Note shall be binding upon and inure to the benefit of Maker and Lender and their respective heirs, personal representatives, successors and assigns, as applicable.

20. Notices. Except as otherwise expressly provided herein, all notices, requests, demands and other communications provided for under the Loan Documents shall be in writing and shall be (a) personally delivered, (b) sent by first class United States mail, (c) sent by overnight courier of national reputation, or (d) transmitted by facsimile in each case delivered or sent to the party to whom

notice is being given to the business address, or facsimile number, set forth in the preamble to this Agreement, or, as to each party, at such other business address or facsimile number as it may hereafter designate in writing to the other party pursuant to the terms of this Section. All such notices, requests, demands and other communications shall be deemed to be an authenticated record communicated or given on (a) the date received if personally delivered, (b) when deposited in the mail if delivered by mail, (c) the date delivered to the courier if delivered by overnight courier, or (d) the date of transmission if sent by facsimile, except that notices or requests delivered to the Lender pursuant to any of the provisions of Section shall not be effective until received by the Lender.

21. Construction. The language of this Note shall be construed as a whole according to its fair meaning. The word "include(s)" means "include(s), without limitation," and the word "including" means "including, but not limited to." No inference in favor of, or against, Maker or Lender shall be drawn from the fact that one party has drafted any portion hereof. The normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be applied to the interpretation of this Note.

22. Commercial Use. Each of the undersigned represents and acknowledges that the funds loaned by the Lender are solely for commercial, business, and investment purposes and not for household or consumer purposes.

23. Joint and Several Obligations. Each of the obligations and promises in this Note are binding jointly and severally on each of the undersigned. Each of the undersigned sign as makers of this Note and not guarantors.

24. Purpose of Loan and Legal Restrictions. Borrower represents and warrants to Lender that: (a) the entire proceeds of the Loan will be used solely and exclusively for business and commercial purposes, and no portion of the proceeds of the Loan will be used for any personal, consumer, family, household, agricultural or similar purpose, and that federal and state Truth in Lending and similar laws do not apply to the Loan; (b) notwithstanding the nature of the Property, no portion of the Property will be used or utilized by Borrower as a single one-family or single two-family dwelling, and instead is to be acquired, improved, constructed and sold for commercial purposes; and (c) Borrower is not engaged principally, or as one of its important activities, in the business of extending credit for the purpose of purchasing or carrying margin stock (within the meaning of Regulations G, T and U of the Board of Governors of the Federal Reserve System); not more than 25% of the value of Borrower's assets consists of margin stock, and no Loan proceeds will be used to purchase or carry any margin stock or to extend credit to others for that purpose or for any other purpose that violates the provisions of Regulations U or X; and (d) neither Borrower nor any member of Borrower is, and no legal or beneficial interest in a member of Borrower is or will be held, directly or indirectly by, a "foreign person" under the International Foreign Investment Survey Act of 1976, the Agriculture Foreign Investment Disclosure Act of 1978, the Foreign Investments in Real Property Tax Act of 1980, any amendments thereto or any regulations promulgated thereunder; and (e) Borrower is not subject to regulation under the Investment Company Act of 1940, the Federal Power Act, the Public Utility Holding Company Act of 1935, the Interstate Commerce Act or to any federal or state statute or regulation limiting its ability to incur indebtedness for money borrowed. Borrower is in compliance with the Employee Retirement Income Security Act of 1974 and regulations issued pursuant thereto ("**ERISA**"), to the extent applicable, and no "reportable event" or "prohibited transaction" (defined in ERISA) or termination of any plan has occurred, and no notice of termination has been filed with respect to any plan established or maintained by Borrower and subject to ERISA. Borrower has not incurred any material funding deficiency within the meaning of ERISA or any material liability to the Pension Benefit Guaranty Corporation in conjunction with any plan established or maintained by Borrower. Borrower is not a party to any

"multiemployer plan" defined in ERISA. Borrower is not and shall not become an entity deemed to hold the "plan assets" (within the meaning of 29 C.F.R. § 2510.3-101) of an employee benefit plan (defined in ERISA) which is subject to Title I of ERISA or any plan (within the meaning of Section 4975 of the Code), and neither the execution of this Agreement nor the making of the Loan gives rise to a prohibited transaction within the meaning of Section 406 of ERISA or Section 4975 of the Code. "**Benefit plan investors**" (defined in 29 C.F.R. § 2510.3-101(f)) do not and will not own 25% or more of the value of any class of equity interests in Borrower.

25. Cross-Default. Any default by Borrower under the terms of this Note and/or any of the related Loan Documents, or any other loan agreement, promissory note, deed of trust, mortgage, lease, conditional sale contract or other agreement, document or instrument evidencing, governing or securing any indebtedness owing by Borrower or any Affiliate of Borrower to Lender or any Affiliate of Lender, shall, at Lender's option, constitute a default under this Note. The following definitions shall apply to this Section:

i "**Affiliate**" means, with respect to any Person or entity that is directly or indirectly controlled by or under common Control with, such Person.

ii "**Control**" and derivative terms means the possession, directly or indirectly, and acting either alone or together with others, of the power or authority to direct or cause the direction of the management, material policies, material business decisions or the affairs of a Person, whether through the ownership of equity securities or interests, by contrast or other means.

iii "**Person**" means any natural person, business, corporation, company, and or association, limited liability company, partnership, limited partnership, limited liability partnership, joint venture, business enterprise, trust, government authority or other legal entity.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

Dated as of the date first set forth above.

MAKER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________________

Name: Sterling Griffin

Its: President

PERSONAL GUARANTY

THIS PERSONAL GUARANTY (this "Guaranty") is executed as of the 13 day of November, 2019, by Sterling Griffin (individually and collectively, "**Guarantor**"), jointly and severally, for the benefit of Sound Equity High Income Debt Fund, LLC, a Delaware limited liability company ("**Lender**"), or its order, with reference to the following:

1. Consideration for Guaranty. Lender has agreed to make a commercial acquisition, refinance and/or construction loan (the "**Loan**") in the original principal amount of $310,500.00 to or for the benefit of Harbor Custom Development, Inc, a[n] Washington Corporation ("**Borrower**") pursuant to that certain Promissory Note in the original principal amount of $310,500.00, executed by Borrower in favor of Lender on or about the date of this Guaranty (as amended, restated, or otherwise modified from time to time, the "**Note**"). As a condition to funding the Loan to Borrower, the parties which comprise Guarantor unconditionally and jointly and severally agreed to guaranty Borrower's full payment and performance obligations arising under or related to the Loan and the related Loan Documents. One or more of the parties which comprise Guarantor are direct or indirect owners of equity interests in Borrower, and expect to derive a direct or indirect financial benefit from the Loan. As such, Guarantor warrants to Lender that the Loan will be of value to Guarantor, and that Lender need not be further concerned with the precise nature of the business benefits and advantages that will accrue to Guarantor as a result of the Loan.

2. Guaranty. Guarantor hereby irrevocably and unconditionally guarantees to Lender and its successors and assigns the full and timely payment and performance of all Obligations (hereinafter defined) as and when the same shall become due and/or payable, whether by lapse of time, by acceleration of maturity or otherwise. Guarantor hereby irrevocably and unconditionally covenants and agrees that it is liable for the Obligations as a primary obligor. For purposes of this Guaranty the term "**Obligations**" shall mean: (a) the due and punctual payment of all amounts due under the Note and each of the other Loan Documents (and all renewals, extensions, modifications and rearrangements thereof) and costs and expenses pertaining to the enforcement of this Guaranty and the collection of the Obligations of Borrower to Lender; and (b) the full and faithful performance of all of the terms, covenants, conditions, agreements and other obligations of Borrower contained in the Loan Documents and all renewals, extensions, modifications and rearrangements of said Loan Documents. This is a guaranty of payment and performance and not of collection or collectability only. The obligations under this Guaranty shall be absolute, independent and unconditional under any and all circumstances. For purposes of this Guaranty, the term Obligations is used in its most comprehensive sense to include both monetary and non-monetary obligations of Borrower to Lender and to include, without limitation, each and every debt, obligation and liability of Borrower already, now or hereafter made, incurred or created pursuant to the Loan Documents. The term also includes voluntary and involuntary indebtedness however it arose or arises, whether it was or is a direct obligation to Lender or was or is acquired by Lender by assignment, merger or succession, whether it is due or not yet due, absolute or contingent, liquidated or unliquidated or determined or undetermined, whether arising under a single transaction or a series of transactions, whether arising before or after an obligation of Borrower to Lender has been satisfied in full, and whether Borrower may be liable for it individually or jointly with others, provided that in each case such indebtedness arises pursuant to the Loan Documents (collectively, "**Indebtedness**").

3. Guarantor Acknowledgments Regarding Construction Obligations. Guarantor hereby expressly acknowledges and agrees that:

(a) the performance related Obligations of Guarantor under this Guaranty shall include Guarantor's unconditional guaranty and promise: (i) that all work on the Improvements described in the Note, the Construction Contract and the Plans and Specifications (as such terms are defined in the Note), to the extent applicable, will be diligently and continuously prosecuted and completed in accordance with the Plans and Specifications, all applicable legal requirements and the Loan Documents, and in strict compliance with the Completion Deadline; (ii) that the Completion Date of the Improvements will occur by not later than the Completion Deadline; (iii) that Borrower will satisfy all conditions precedent to obtaining construction advances as and when those advances are needed to pay labor and material suppliers; and (iv) to pay the Indebtedness to Lender within five (5) business days after Lender's demand made in accordance with this Guaranty. Guarantor acknowledges that strict adherence to the Completion Deadline is of the essence, and that it is responsible for monitoring construction and taking the necessary steps to ensure that construction progresses at all times in a timely manner.

(b) If Lender determines at any time, in the exercise of its good-faith discretion, that: (i) the construction of the Improvements or any portion thereof is not being accomplished by Borrower in accordance with the Plans and Specifications, all applicable Legal Requirements and/or the Loan Documents and in strict compliance with the Completion Deadline; (ii) such work cannot be completed by the Completion Deadline; or (iii) Borrower has not satisfied all conditions precedent to obtaining one or more construction Advances needed to pay labor and material suppliers (each of which is hereinafter called a "**Performance Default**"), and Lender provides written notice thereof and demand for performance to one or more Guarantors, then such Guarantor, at its/their expense, shall diligently and expeditiously commence the completion of such work in accordance with the Plans and Specifications, all applicable Legal Requirements and the Loan Documents (including any remedial work needed to bring work that has previously been done into compliance with the Plans and Specifications, all applicable Legal Requirements and the Loan Documents) and in strict compliance with the Completion Deadline. Such Guarantors shall commence performance of the work within five (5) days after notice of a Performance Default and demand for performance has been given by Lender, and shall cause the Completion Date to occur by not later than the Completion Deadline, time being strictly and absolutely of the essence. Lender shall not be obligated to demand performance by any Guarantor under this Guaranty, and may instead enforce any or all other rights and remedies that may be available to it under its other loan documents or applicable law. Such Guarantors shall deposit with Lender, prior to or during such construction, as appropriate, any amounts that Lender determines are necessary to complete the required construction, and such amounts shall be held, administered and disbursed by Lender as described in the Loan Documents.

(c) If Guarantor fails to commence or complete the construction of the Improvements in accordance with the provisions of this Guaranty, then Lender shall have the right, but not the obligation, to immediately enter and possess the Property pursuant to the rights granted in the Security Instrument, to complete the Improvements and to apply any amounts that Borrower may have deposited with Lender pursuant to the Loan Documents, or that Guarantor has deposited with Lender pursuant to this Guaranty. Lender shall have no obligation to Borrower, Guarantor, or any other guarantors of any portion of the Indebtedness or the Obligations (the Indebtedness and the Obligations are sometimes collectively called the "**Guaranteed Obligations**"), or any other party

to complete the Improvements. Lender shall be entitled to retain and to apply against the Loan all amounts then on deposit with Lender.

(d) The rights of Lender and the obligations of Guarantor under this Guaranty shall not be impaired, reduced or discharged by: (i) any modifications or amendments of or to any of the Loan Documents or other guaranties, including changes in the terms of disbursement or repayment of the Indebtedness, modifications, extensions, substitutions or renewals of payment dates, releases of security or other guarantors in whole or in part, changes in interest rate, or the advance of additional funds by Lender as permitted under the Loan Documents; (ii) any amendments, modifications or changes in or to the Construction Contract, the Plans and Specifications, any Legal Requirements or any architectural or engineering agreements or instruments respecting the Loan or the Improvements; or (iii) the unenforceability of this Guaranty against any other Guarantor.

(e) Neither the unavailability of, or delay in obtaining, funds from any surety nor a Guarantor's difficulty in acquiring control over the course of construction of the Improvements shall excuse such Guarantor's failure to timely perform its Obligations hereunder, regardless of whether such unavailability or delay results from a bankruptcy filing by Borrower or any other party, a default by the surety under any performance bond, a dispute as to the surety's obligations under a performance bond or the fact that the obligations of the surety under any performance bond may not extend to all Obligations undertaken by such Guarantor hereunder, and that, in any such instance of unavailability or delay in availability of funds, such Guarantor shall nonetheless proceed to fully perform its Obligations hereunder;

(f) No changes to the Construction Contract, the Construction Schedule, the Plans and Specifications or applicable Legal Requirements that are made or approved by Lender at the request, or with the consent or approval, of Borrower or its agent shall affect or impair the Obligations of any Guarantor hereunder, and Lender shall have no duty to notify or obtain the approval or consent of any Guarantor to any such changes;

(g) All advances made in good faith by Lender in accordance with the Note in satisfaction of amounts billed to Borrower or a Guarantor for work shall constitute proper items of the Indebtedness, regardless of whether the reasonableness or validity of the amounts billed is disputed by Borrower, any Guarantor or any other person; and

(h) To the extent Lender elects, pursuant to the Loan Documents, to undertake completion of construction of the Improvements in the stead of Borrower, all amounts paid or incurred in good faith by Lender to unrelated third parties for acquisition or direct or indirect construction costs of the Improvements shall constitute proper components of the Indebtedness, regardless of whether the reasonableness of the prices or other terms of any contracts pursuant to which such amounts are payable are disputed by Borrower, a Guarantor or any other person.

4. Effectiveness of Guaranty. This Guaranty shall bind and obligate Guarantor for payment of the Indebtedness precisely as if the same had been contracted and was due and owing by Guarantor directly, and shall constitute a guaranty of payment, not a guaranty of collection. The obligations of Guarantor hereunder shall survive and continue in full force and effect until payment in full of the Indebtedness is actually received by Lender, notwithstanding: (a) any release or termination of the liability of Borrower or any other guarantor, by express

or implied agreement with Lender or by operation of law; (b) Borrower may be liable individually or jointly with others; (c) the Indebtedness or any part thereof is deemed to have been paid or discharged by operation of law or some act or agreement of Lender; (d) recovery upon the Indebtedness may be or hereafter becomes barred by any statutes of limitation, by bankruptcy, by insolvency, by reorganization, or any other means; or (e) the Indebtedness may be or hereafter becomes unenforceable or invalid. For purposes of this Guaranty, the Indebtedness shall be deemed to be paid only to the extent that Lender actually receives immediately available funds and to the extent of any credit bid by Lender at any foreclosure or trustee's sale of any collateral securing any part of the Indebtedness. If Borrower is a partnership and Guarantor is a partner of such partnership, the obligations of Guarantor under this Guaranty are in addition to, and not in lieu of or in limitation of, any of Guarantor's obligations provided for by law by virtue of Guarantor's status as a partner of Borrower. Lender's ability to enforce the foregoing Obligations shall not be affected or diminished by the lapse of any bar date or statute of limitations with respect to the commencement of any deficiency action following a judicial or non-judicial foreclosure sale.

5. Amount of Guaranty. In the event that the incurring of the obligations under this Guaranty is found, by a final, non-appealable judgment or order of a court, to constitute a fraudulent conveyance under the Uniform Fraudulent Transfer Act (R.C.W. Section 19.40, *et seq.*), the United States Bankruptcy Code, or any similar statutes, as a result of the insolvency of the Guarantor on the date hereof, then the amount of the guaranty obligations of Guarantor pursuant to this Guaranty shall be reduced to $1.00 less than the amount that would otherwise make this Guaranty a fraudulent conveyance. The limitation on the liability of Guarantor contained in this Section 5 shall not limit any right of Lender against Guarantor available at law or in equity.

6. Independent Obligation. The obligations of Guarantor hereunder are separate and independent of the obligations of Borrower and of every other guarantor of the Indebtedness, and a separate action or actions may be brought and prosecuted against Guarantor regardless of whether an action is brought against Borrower or any other guarantor or whether Borrower or any other guarantor is joined in any such action or actions, or whether Lender forecloses upon, sells or otherwise disposes of or collects any collateral securing any of the Indebtedness. The Indebtedness may be enforced against Guarantor at any time following the failure on the part of Borrower to pay and perform the Obligations, regardless of whether a trustee's sale is held under the Security Instrument securing all or any part of the Indebtedness or regardless of whether a judicial foreclosure sale is held if any deed of trust securing all or any part of the Indebtedness is judicially foreclosed as a mortgage.

7. Authorization of Lender. Guarantor authorizes Lender, without notice or demand, and without affecting Guarantor's liability hereunder, from time to time to: (a) amend, modify, or restate any instrument, document or agreement evidencing or relating to all or any portion of the Indebtedness; (b) renew, compromise, extend, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Indebtedness or any part thereof, including, without limitation, any increase or decrease of the rate of interest thereon or any late charge; (c) take and hold collateral as security for the payment of this Guaranty or the Indebtedness, and exchange, substitute, subordinate, enforce, waive and release any such collateral; (d) apply any and all payments from Borrower, Guarantor or any other guarantor, or recoveries from any collateral securing any of the Indebtedness, in such order or manner as Lender in its sole and absolute discretion may determine; (e) direct the order or manner of sale of any collateral securing any part of the Indebtedness as Lender in its sole and absolute discretion may determine; (f) release or substitute any one or more of the Borrower,

Guarantor or any other guarantor, or acquire additional guarantors; and (g) assign its rights under this Guaranty in whole or in part.

8. Guarantors' Waivers. Guarantor waives and agrees not to assert or take advantage of: (a) any right to require Lender to proceed against Borrower or any other person or entity, to proceed against or exhaust any security held by Lender at any time for the Indebtedness or to pursue any other remedy in Lender's power before proceeding against Guarantor; (b) any defense of any statute of limitations which may be asserted by Borrower; (c) any defense that may arise by reason of the incapacity, lack of authority, death, disability, dissolution or termination of, involvement in any bankruptcy or reorganization proceeding by, or other similar occurrence or happening with respect to, Borrower or any successor in interest to Borrower with respect to any present or future collateral for the Indebtedness (including any order, ruling or plan of reorganization in connection with any bankruptcy proceeding, whether or not consented to by Lender or any election to have Lender's claim allowed as being secured, partially secured or unsecured); (d) any "one action" or "anti-deficiency" law or any other law which may prevent Lender from bringing any action, including a claim for deficiency, against Guarantor, before or after Lender's commencement or completion of any foreclosure action, either judicially or if permitted by applicable law by exercise of a power of sale; (e) any election of remedies by Lender which destroys or otherwise adversely affects such Guarantor's subrogation rights or such Guarantor's rights to proceed against Borrower for reimbursement, including without limitation, any loss of rights such Guarantor may suffer by reason of any law limiting, qualifying, or discharging the Indebtedness; (f) any right to receive any demand or any notice, including any notice of any Event of Default; or (g) any other circumstance, except for payment in full of the Indebtedness, whether or not referred to in this Guaranty, which might otherwise constitute a legal or equitable discharge of a surety or a guarantor.

9. No Right of Subrogation, Reimbursement or Contribution. Notwithstanding any statutory or common law or procedural rule to the contrary: (a) Guarantor shall not have any right of subrogation or reimbursement with respect to any of the Indebtedness, any security for any portion of the Indebtedness or any remedy of Lender to collect any of the Indebtedness, regardless of any payment directly or indirectly made by any Guarantor pursuant to the provisions of this Guaranty or otherwise; and (b) Guarantor shall not have any right of contribution against any other guarantor or pledgor until the Indebtedness has been paid in full to Lender. To the extent that the foregoing waiver of subrogation, reimbursement or contribution rights is determined by a court of competent jurisdiction to be void or voidable for any reason, Guarantor agrees that its rights of subrogation and reimbursement against Borrower and against any collateral or security will be junior and subordinate to Lender's rights against Borrower and to Lender's right, title and interest in such collateral or security, and Guarantor's right of contribution against any other guarantor or pledgor shall be junior and subordinate to Lender's rights against such other guarantor or pledgor. Guarantor acknowledges that Lender does not and shall not make any representation or warranty of any nature as to the existence, value, priority or non-impairment of any such rights or any such security, and waives any and all claims of any nature that it may now have or hereafter acquire against Lender that may result from the nonexistence, lack or loss of value or priority or impairment of any such rights or security. Until all Indebtedness of Borrower to Lender shall be paid in full, Guarantor waives any right to enforce any remedy which Guarantor now has or may hereafter have against Borrower, and waives any right to participate in any collateral securing any of the Indebtedness held by Lender.

10. Subordination of Other Obligations. Any indebtedness of Borrower now or hereafter held by or payable to Guarantor is hereby

subordinated to the Indebtedness, and such indebtedness of Borrower to Guarantor, if Lender so requests, shall be collected, enforced and received by Guarantor as trustee for Lender and shall be paid over to Lender on account of the Indebtedness, but without reducing or affecting in any manner the liability of Guarantor under the other provisions of this Guaranty.

11. Reinstatement. Guarantor agrees that to the extent Borrower or Guarantor makes any payment to Lender in connection with the Indebtedness, and all or any part of such payment is subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by Lender or paid over to a trustee, receiver or any other entity, whether under any bankruptcy act or otherwise (any such payment is hereinafter referred to as a "**Preferential Payment**"), then this Guaranty shall continue to be effective or shall be reinstated, as the case may be, and, to the extent of such payment or repayment by Lender, the Indebtedness or part thereof intended to be satisfied by such Preferential Payment shall be revived and continued in full force and effect as if said Preferential Payment had not been made.

12. Rights of Setoff. In addition to all liens upon, and rights of setoff against, the monies, securities or other property of Guarantor given to Lender by law, Lender shall have a lien and a right of setoff against, and Guarantor hereby grants to Lender a security interest in, all monies, securities and other property of Guarantor now or hereafter in the possession of or on deposit with Lender, except to the extent specifically prohibited by law. Every such lien, right of setoff and security interest may be exercised without demand upon or notice to Guarantor.

13. Costs of Collection. Guarantor agrees to pay all costs of collection, including, without limitation, attorneys' fees, whether or not suit is filed, and all costs of suit and preparation for suit (whether at trial or appellate level), in the event any obligation of Guarantor hereunder is not paid or discharged when required to be paid or discharged, or to exercise any other right or remedy hereunder, or in the event Lender is made a party to any litigation because of the existence of this Guaranty, or if at any time Lender should incur any attorneys' fees in any proceeding under any federal bankruptcy law (or any similar state or federal law) in connection with the obligations evidenced hereby. In the event of any court proceeding, court costs and attorneys' fees shall be set by the court and not by the jury and shall be included in any judgment obtained by Lender.

14. No Waiver by Lender. No delay or failure of Lender in exercising any right hereunder shall affect such right, nor shall any single or partial exercise of any right preclude further exercise thereof.

15. Governing Law. This Guaranty shall be construed in accordance with and governed by the laws of the State of Washington.

16. Jurisdiction and Venue. Guarantor hereby expressly agrees that in the event any actions or other legal proceedings are initiated by or against Guarantor or Lender involving or arising out of or relating to this Guaranty, such actions, in the sole and absolute discretion of Lender, may be required to be brought in Kitsap County, Washington; and Guarantor hereby submits to the jurisdiction of the State of Washington for such purposes and agrees that the venue for such actions or proceedings shall properly lie in Kitsap County, Washington; and Guarantor hereby waives any and all defenses to such jurisdiction and venue.

17. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR WAIVES ITS RIGHTS TO A TRIAL BY JURY OF ANY CLAIM

OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF OR RELATED TO THIS GUARANTY, THE LOAN DOCUMENTS, OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY, IN ANY ACTION, PROCEEDING OR OTHER LITIGATION OF ANY TYPE BROUGHT BY ANY OF THE PARTIES AGAINST ANY OTHER PARTY OR PARTIES, WHETHER WITH RESPECT TO CONTRACT CLAIMS, TORT CLAIMS, OR OTHERWISE. GUARANTOR AGREES THAT ANY SUCH CLAIM OR CAUSE OF ACTION, IF TRIED, SHALL BE TRIED BY A COURT TRIAL WITHOUT A JURY. WITHOUT LIMITING THE FOREGOING, GUARANTOR FURTHER AGREES THAT ITS RIGHT TO A TRIAL BY JURY IS WAIVED BY OPERATION OF THIS SECTION AS TO ANY ACTION, COUNTERCLAIM OR OTHER PROCEEDING WHICH SEEKS, IN WHOLE OR IN PART, TO CHALLENGE THE VALIDITY OR ENFORCEABILITY OF THIS GUARANTY, THE LOAN DOCUMENTS, OR ANY PROVISION HEREOF OR THEREOF. THIS WAIVER SHALL APPLY TO ANY SUBSEQUENT AMENDMENTS, RENEWALS, SUPPLEMENTS OR MODIFICATIONS TO THIS GUARANTY, THE LOAN DOCUMENTS. GUARANTOR OR LENDER MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF SUCH GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

18. Joint and Several Liability. If Guarantor is comprised of more than one person or entity, the obligations of each of the persons or entities of which Guarantor is comprised shall be joint and several.

19. Time of Essence. Time is of the essence of this Guaranty and each and every provision hereof.

20. Entire Agreement, Amendments. This Guaranty sets forth the entire agreement of Lender and Guarantor with respect to the subject matter hereof and supersedes all prior written agreements and representations by Lender to Guarantor. No amendment, modification, change, waiver or discharge of any provision of this Guaranty or any right of Lender hereunder, or any release of Guarantor from any of its obligations hereunder, shall be effective unless evidenced by an instrument in writing and signed by the party against whom enforcement is sought.

21. Severability. If any provision hereof is invalid or unenforceable, the other provisions hereof shall remain in full force and effect and shall be liberally construed in favor of Lender in order to effectuate the other provisions hereof.

22. Binding Nature. The provisions of this Guaranty shall be binding upon Guarantor and the heirs, personal representatives, successors and assigns of Guarantor, and shall inure to the benefit of Lender and its successors and assigns.

23. Transfer and Assignment. Lender may from time to time transfer all or any part of its interest in the Indebtedness and this Guaranty, without notice to Guarantor. Guarantor shall not transfer (by agreement, operation of law or otherwise) any right or obligation under this Guaranty, and any such purported transfer shall be void.

24. Inducement of Lender. This Guaranty is given at the instance and request of Borrower in order to induce Lender to make available to Borrower certain financial accommodations. Guarantor acknowledges and agrees that Lender has acted in reliance upon this Guaranty in making such financial accommodations available to Borrower. Guarantor hereby represents and warrants that Guarantor is and will continue to be fully informed about all aspects of the financial condition and business affairs of Borrower, and any other guarantor of the Indebtedness, that Guarantor deems relevant to the obligation of Guarantor hereunder, and Guarantor hereby waives and fully discharges Lender from any and all obligations to communicate

to Guarantor any information whatsoever regarding the Indebtedness, Borrower, or the financial condition, business affairs or otherwise of Borrower or any other guarantor of the Indebtedness.

25. Recourse to Community and Separate Property. If Guarantor is a married individual, Guarantor expressly agrees that recourse hereunder may be had against the marital community property and the separate property of Guarantor, in such order or manner as Lender may elect.

26. Notice. Any notice or other communication with respect to this Guaranty shall: (a) be in writing; (b) be effective on the day of hand-delivery thereof to the party to whom directed, one day following the day of deposit thereof with delivery charges prepaid, with a national overnight delivery service, or two days following the day of deposit thereof with postage prepaid, with the United States Postal Service, by regular first class, certified or registered mail; (c) if directed to Lender, be addressed to Lender at the office of Lender located at 989 112th Ave NE, Suite 207, Bellevue, WA 98004, or to such other address as Lender shall have specified to Guarantor by like notice; and (d) if directed to Guarantor, be addressed to Guarantor at the address for Guarantor set forth below Guarantor's name, or to such other address as Guarantor shall have specified by like notice.

27. Construction. This Guaranty shall be construed as a whole, in accordance with its fair meaning, and without regard to or taking into account any presumption or other rule of law requiring construction against the party preparing this Guaranty.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

IN WITNESS WHEREOF, Guarantor has executed this Guaranty as of November 13, 2019.

GUARANTOR:

Signature: ______________________
Name: Sterling Griffin

Address of Guarantor:
____
____

Space Above Provided for Recorder's Use

WHEN RECORDED MAIL TO:

SOUND EQUITY INC.
989 112TH AVE NE #207
BELLEVUE, WA 98004

Loan No. 19110724

DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING

(Washington)

Grantor(s): Harbor Custom Development, Inc, a[n] Washington Corporation, DBA Harbor Custom homes, who acquired title as Harbor Custom Homes, LLC, a Washington limited liability company,

Grantee(s): Sound Equity High Income Debt Fund, LLC, a Delaware limited liability company, Beneficiary
FCI LENDER SERVICES INC, A California Corporation, Trustee

Abbreviated
Legal Description: See **Exhibit "A"** Lot 23, Settler's Field.

Assessor's Property Tax Parcel or Account No.: 5670-000-023-0001

Commonly Known As: 6541 Kayak Pl NW Bremerton, WA 98311.

THIS DEED OF TRUST, ASSIGNMENT OF RENTS, SECURITY AGREEMENT AND FIXTURE FILING IS DATED November 13, 2019, by Harbor Custom Development, Inc, a[n] Washington Corporation, DBA Harbor Custom homes, who acquired title as Harbor Custom Homes, LLC, a Washington limited liability company,

whose address is 11515 BURNHAM DR NW , GIG HARBOR, WA 98332 (referred to below as "**Grantor**"), in favor of FCI LENDER SERVICES INC, A CALIFORNIA CORPORATION, whose address is 8180 East Kaiser Blvd, Anaheim Hills, CA 92808 (referred to below as "**Trustee**"), for the benefit of Sound Equity High Income Debt Fund, LLC, a Delaware limited liability company, whose address is 989 112th Ave NE, Suite 207, Bellevue, WA 98004 (referred to below sometimes as "**Lender**" and sometimes as "**Beneficiary**").

IT IS INTENDED THAT THE RECORDING OF THIS DEED OF TRUST SHALL BE EFFECTIVE AS A "FIXTURE FILING" UNDER RCW 62A.9A-502(c) WITH RESPECT TO ANY AND ALL FIXTURES INCLUDED WITHIN THE COLLATERAL AND ALL GOODS OR PERSONAL PROPERTY THAT ARE NOW OR MAY HEREAFTER BECOME AFFIXED TO THE PROPERTY, AND THE DEED OF TRUST IS TO BE FILED AND INDEXED IN THE REAL ESTATE RECORDS NOT ONLY AS A DEED OF TRUST, BUT ALSO A FIXTURE FILING.

CONVEYANCE AND GRANT. For valuable consideration, Grantor conveys to Trustee in trust with power of sale, right of entry and possession and for the benefit of Lender as Beneficiary all of Grantor's right, title, and interest in and to the real property described above, together with all existing or subsequently erected or affixed buildings, improvements and fixtures; all appliances, furniture and furnishings affixed to the real property; all easements, rights of way, and appurtenances; all water, water rights and ditch rights (including stock in utilities with ditch or irrigation rights); and all other rights, royalties, and profits relating to the real property, including without limitation all minerals, oil, gas, timber, geothermal and similar matters, and all requisite approvals, licenses, permits, variances, cooperative agreements, tax credits (if applicable), tax abatement benefits (if applicable), recording engineering and entitlement maps, and land-use entitlements, located in Kitsap County, State of Washington (collectively, the "**Real Property**").

Grantor hereby assigns as security to Lender, all of Grantor's right, title, and interest in and to all leases, Rents, and profits of the Property. This assignment is recorded in accordance with RCW 65.08.070; the lien created by this assignment is intended to be specific, perfected, and choate upon the recording on this Deed of Trust. Lender grants to Grantor a license to collect the Rents and profits, which license may be revoked at Lender's option and shall be automatically revoked upon acceleration of all or part of the Indebtedness. Grantor further grants to Lender a security interest in all Personal Property.

FUTURE ADVANCES. In addition to the Note, this Deed of Trust secures all future advances made by Lender to Grantor whether or not the advances are made pursuant to a commitment. Specifically including, without limitation, this Deed of Trust secures, in addition to the amounts specified in the Note, all future amounts Lender in its discretion may loan to Grantor, together with all interest thereon.

DEFINITIONS. The following words shall have the following meanings when used in this Deed of Trust. Terms not otherwise defined in this Deed of Trust shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

Beneficiary. The word "**Beneficiary**" means Sound Equity High Income Debt Fund, LLC, a Delaware limited liability company, its successors and assigns. Sound Equity High Income Debt Fund, LLC, a Delaware limited liability company also is referred to as "Lender" in this Deed of Trust.

Borrower. The word "**Borrower**" means Harbor Custom Development, Inc, a[n] Washington Corporation, which is also referred to herein as "Grantor."

Deed of Trust. The term "**Deed of Trust**" mean this Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing executed by Grantor in favor of Trustee, as trustee, for the benefit of Lender, as beneficiary, and includes without limitation all assignment and security interest provisions relating to the Personal Property and Rents.

Grantor. The word "**Grantor**" means Harbor Custom Development, Inc, a[n] Washington Corporation.

Guarantor. The word "**Guarantor**" means and includes without limitation, any and all guarantors, sureties, and accommodation parties in connection with the Indebtedness, including but not limited to Sterling Griffin.

Improvements. The word "**Improvements**" means and includes without limitation all existing and future improvements, fixtures, buildings, structures, mobile homes affixed on the Real Property, facilities, additions and other construction on the Real Property.

Indebtedness. The word "**Indebtedness**" means all principal and interest payable under the Note and any amounts expended or advanced by Lender to discharge obligations of Grantor or expenses incurred by Trustee or Lender to enforce obligations of Grantor under this Deed of Trust or any of the Related Documents, together with interest on such amounts as provided in the Note.

Lender. The word "**Lender**" means Sound Equity High Income Debt Fund, LLC, a Delaware limited liability company, its successors and assigns.

Note. The word "**Note**" means the Promissory Note Secured by Deed of Trust dated November 13, 2019, in the principal amount of $310,500.00 from Borrower to Lender, together with all renewals, extensions, modifications, refinancings, and substitutions for the Note.

Personal Property. The term "**Personal Property**" mean all equipment, fixtures, and other articles of personal property now or

hereafter owned by Grantor, and now or hereafter attached or affixed to the Real Property; together with all accessions, parts, and additions to, all replacements of, and all substitutions for, any of such property; and together with all proceeds (including without limitation all insurance proceeds and refunds of premiums) from any sale or other disposition of the Property.

Property. The word "**Property**" means collectively the Real Property and the Personal Property.

Real Property. The term "**Real Property**" shall have the meaning ascribed to such term above.

Related Documents. The term "**Related Documents**" mean and include without limitation all promissory notes, credit agreements, loan agreements, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness; provided, however, the words "Related Documents" exclude any guaranties of payment and performance executed in connection with the Note.

Rents. The term "**Rents**" means all present and future rents, revenues, income, issues, royalties, profits, and other benefits derived from the Property.

Trustee. The term "**Trustee**" means FCI LENDER SERVICES INC, A California Corporation, and any substitute or successor trustees.

THIS DEED OF TRUST, INCLUDING THE ASSIGNMENT OF RENTS AND THE SECURITY INTEREST IN THE RENTS AND PERSONAL PROPERTY, IS GIVEN TO SECURE (1) PAYMENT OF THE INDEBTEDNESS AND (2) PERFORMANCE OF ANY AND ALL OBLIGATIONS OF GRANTOR UNDER THE NOTE, THE RELATED DOCUMENTS, AND THIS DEED OF TRUST; PROVIDED, HOWEVER, THAT THIS DEED OF TRUST SHALL NOT SECURE THE OBLIGATIONS UNDER ANY GUARANTY EXECUTED BY ANY GUARANTOR IN FAVOR OF LENDER. ANY EVENT OF DEFAULT UNDER THE RELATED DOCUMENTS SHALL ALSO BE AN EVENT OF DEFAULT UNDER THIS DEED OF TRUST. THE NOTE AND THIS DEED OF TRUST ARE GIVEN AND ACCEPTED ON THE FOLLOWING TERMS:

GRANTOR'S WAIVERS. Grantor waives all rights or defenses arising by reason of any "one action" or "anti-deficiency" law, or any other law which may prevent Lender from bringing any action against Grantor, including a claim for deficiency to the extent Lender is otherwise entitled to a claim for deficiency, before or after Lender's commencement or completion of any foreclosure action, either judicially or by exercise of a power of sale.

GRANTOR'S REPRESENTATION AND WARRANTY. Grantor warrants that Grantor has the full power and right to enter into this Deed of Trust and to hypothecate the Property.

PAYMENT AND PERFORMANCE. Except as otherwise provided in this Deed of Trust, Borrower shall pay to Lender all Indebtedness secured by this Deed of Trust as it becomes due, and Grantor shall strictly perform all of Grantor's obligations under the Note, this Deed of Trust, and the Related Documents.

POSSESSION AND MAINTENANCE OF THE PROPERTY. Grantor agrees that Grantor's possession and use of the Property shall be governed by the following provisions:

Possession and Use. Until the occurrence of an Event of Default, Grantor may (a) remain in possession and control of the Property, (b) use, operate or manage the Property, and (c) collect any Rents from the Property. The following provisions relate to the use of the Property or to other limitations on the Property. THE REAL PROPERTY IS NOT USED PRINCIPALLY FOR AGRICULTURAL PURPOSES.

Duty to Maintain. Grantor shall maintain the Property in tenantable condition and promptly perform all repairs, replacements, and maintenance necessary to preserve its value.

Hazardous Substances. The terms "hazardous waste," "hazardous substance," "disposal," "release," and "threatened release," as used in this Deed of Trust, shall have the same meanings as set forth in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("**CERCLA**"), the Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99 499 ("**SARA**"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 49 U.S.C. Section 6901, et seq., the Washington Hazardous Waste Management Law (RCW Chapter 70.105), the Washington Hazardous Waste Cleanup-Model Toxics Control Act (RCW Chapter 70.105D) or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. Except as disclosed to and acknowledged by Lender in writing, Grantor represents and warrants to Lender that: (a) During the period of Grantor's ownership of the Property, there has been no use, generation, manufacture, storage, treatment, disposal, release or threatened release of any hazardous waste or substance by any person on, under, or about the Property; (b) Grantor has no knowledge of, or reason to believe that there has been, except as previously disclosed to and acknowledged by Lender in writing, (i) any use, generation, manufacture, storage, treatment, disposal, release, or threatened release of any hazardous waste or substance by any prior owners or occupants of the Property or (ii) any actual or threatened litigation or claims of any kind by any person relating to such matters; and (c) Except as previously disclosed to and acknowledged by Lender in writing, (i) neither Grantor nor any tenant, contractor, agent or other authorized user of the Property shall use, generate, manufacture, store, treat, dispose of, or release any hazardous waste or substance on, under, or about the Property and (ii) any such

activity shall be conducted in compliance with all applicable federal, state, and local laws, regulations and ordinances, including without limitation those laws, regulations, and ordinances described above. Grantor authorizes Lender and its agents to enter upon the Property to make such inspections and tests as Lender may deem appropriate to determine compliance of the Property with this section of the Deed of Trust. Any inspections or tests made by Lender shall be for Lender's purposes only and shall not be construed to create any responsibility or liability on the part of Lender to Grantor or to any other person. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Property for hazardous waste. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims, losses, liabilities, damages, penalties, and expenses which Lender may directly or indirectly sustain or suffer resulting from a breach of this section of the Deed of Trust or as a consequence of any use, generation, manufacture, storage, disposal, release or threatened release occurring prior to Grantor's ownership or interest in the Property, whether or not the same was or should have been known to Grantor. The provisions of this section of the Deed of Trust, including the obligation to indemnify, shall survive the payment of the Indebtedness and the satisfaction and reconveyance of the lien of this Deed of Trust and shall not be affected by Lender's acquisition of any interest in the Property, whether by foreclosure or otherwise.

Nuisance, Waste. Grantor shall not cause, conduct or permit any nuisance nor commit, permit, or suffer any stripping of or waste on or to the Property or any portion of the Property. Specifically without limitation, Grantor will not remove, or grant to any other party the right to remove, any timber, minerals (including oil and gas), soil, gravel or rock products without the prior written consent of Lender.

Removal of Improvements. Grantor shall not demolish or remove any Improvements from the Real Property without the prior written consent of Lender. As a condition to the removal of any Improvements, Lender may require Grantor to make arrangements satisfactory to Lender to replace such Improvements with Improvements of at least equal value.

Lender's Right to Enter. Lender and its agents and representatives may enter upon the Real Property at all reasonable times to attend to Lender's interests and to inspect the Property for purposes of Grantor's compliance with the terms and conditions of this Deed of Trust.

Compliance with Governmental Requirements. Grantor shall promptly comply with all laws, ordinances, and regulations, now or hereafter in effect, of all governmental authorities applicable to the use or occupancy of the Property. Grantor may contest in good faith any such law, ordinance, or regulation and withhold compliance during any

proceeding, including appropriate appeals, so long as Grantor has notified Lender in writing prior to doing so and so long as, in Lender's sole opinion, Lender's interests in the Property are not jeopardized. Lender may require Grantor to post adequate security or a surety bond, reasonably satisfactory to Lender, to protect Lender's interest.

Duty to Protect. Grantor agrees neither to abandon nor leave unattended the Property. Grantor shall do all other acts, in addition to those acts set forth above in this section, which from the character and use of the Property are reasonably necessary to protect and preserve the Property.

ADA/FHAA Compliance. So long as this Deed of Trust remains outstanding, Grantor will, at its own cost and expense, in respect of the Property and in respect of Grantor's business activities at or within the Property: (a) comply with all requirements of the federal Americans with Disabilities Act (the "**ADA**") and the federal Fair Housing Amendments Act of 1988 (the "**FHAA**") and the rules and regulations promulgated thereunder (the "**Rules**"), to the extent applicable to Grantor's ownership, management, operation, leasing, use, construction, reconstruction, repair, remodeling, rehabilitation, or alteration of the Property or any part thereof; (b) immediately provide to Lender written notice (and copies of) any and all notices of actual, potential, or alleged violations of the ADA, the FHAA, or the Rules and any and all governmental investigations or regulatory actions instituted or threatened against Grantor or the Property or Grantor's business activities at or within the Property regarding the ADA, the FHAA, or the Rules; and (c) furnish to Lender, from time to time whenever reasonably requested by Lender, a Compliance Assessment, in form and substance reasonably satisfactory to Lender, prepared by an architect or engineer with skill, experience, and reputation acceptable to Lender, in the field of compliance with the ADA or the FHAA, as applicable.

Reappraisals. Lender shall have the right to obtain at Grantor's cost and expense reappraisals of the Property from any licensed or certified appraiser designated by Lender, from time to time (a) whenever such reappraisal may be required by any law, rule, or regulation applicable to the conduct of Lender's business, or may be requested or directed by any governmental authority charged with the administration of such law, rule, or regulation or Lender's compliance therewith, whether or not such request or direction has the force of law, or (b) whenever Lender has reasonable cause to believe that the then-current loan-to-value ratio applicable to the loan or loans secured by the Property exceed the original loan-to-value ratio approved by Lender with respect to such loan or loans, or (c) whenever reasonably deemed appropriate by Lender following the occurrence or during the continuation of an Event of Default. Lender may use the results of such reappraisal to evaluate and restructure such loan or loans if necessary in Lender's reasonable discretion.

DUE ON SALE - CONSENT BY LENDER. Lender may, at its option, (a) declare immediately due and payable all sums secured by this Deed of Trust or (b) increase the interest rate provided in the Note or other document evidencing the indebtedness and impose such other conditions as Lender deems appropriate, upon the sale or transfer, without the Lender's prior written consent which consent shall not be unreasonably withheld, of all or any part of the Real Property, or any interest in the Real Property. A "sale or transfer" means the conveyance of Real Property or any right, title or interest therein; whether legal or equitable; whether voluntary or involuntary; whether by outright sale, deed, installment sale contract, land contract, contract for deed, leasehold interest with a term greater than three (3) years, lease-option contract, or by sale, assignment, or transfer of any beneficial interest in or to any land trust holding title to the Real Property, or by any other method of conveyance of Real Property interest. If any Grantor is a corporation or partnership or limited liability company, transfer also includes any change in ownership of more than thirty percent (30%) of the voting stock or partnership interests or membership interests, as the case may be, of Grantor. However, this option shall not be exercised by Lender if such exercise is prohibited by federal law.

TAXES AND LIENS. The following provisions relating to the taxes and liens on the Property are a part of this Deed of Trust.

Payment. Grantor shall pay when due (and in all events prior to delinquency) all taxes, special taxes, assessments, charges (including water and sewer), fines and impositions levied against or on account of the Property, and shall pay when due all claims for work done on or for services rendered or material furnished to the Property. Grantor shall maintain the Property free of all liens having priority over or equal to the interest of Lender under this Deed of Trust, except for the lien of taxes and assessments not due, and except as otherwise provided in this Deed of Trust.

Right to Contest. Grantor may withhold payment of any tax, assessment, or claim in connection with a good faith dispute over the obligation to pay, so long as Lender's interest in the Property is not jeopardized. If a lien arises or is filed as a result of nonpayment, Grantor shall within fifteen (15) days after the lien arises or, if a lien is filed, within fifteen (15) days after Grantor has notice of the filing, secure the discharge of the lien, or if requested by Lender, deposit with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender in an amount sufficient to discharge the lien plus any costs and attorneys' fees or other charges that could accrue as a result of a foreclosure or sale under the lien. In any contest, Grantor shall defend itself and Lender and shall satisfy any adverse judgment before enforcement against the Property. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

Evidence of Payment. Grantor shall upon demand furnish to Lender satisfactory evidence of payment of the taxes or

assessments and shall authorize the appropriate governmental official to deliver to Lender at any time a written statement of the taxes and assessments against the Property.

Notice of Construction. Grantor shall notify Lender at least fifteen (15) days before any work is commenced, any services are furnished, or any materials are supplied to the Property, if any mechanic's lien, materialmen's lien, or other lien could be asserted on account of the work, services, or materials and the cost exceeds Five Thousand and 00/100 Dollars ($5,000.00). Grantor will upon request of Lender furnish to Lender advance assurances satisfactory to Lender that Grantor can and will pay the cost of such improvements.

PROPERTY DAMAGE INSURANCE. The following provisions relating to insuring the Property are a part of this Deed of Trust.

Maintenance of Insurance. Grantor shall procure and maintain policies of fire insurance with standard extended coverage endorsements on a replacement basis for the full insurable value covering all Improvements on the Real Property in an amount sufficient to avoid application of any coinsurance clause, and with a standard mortgagee clause in favor of Lender. Grantor shall also procure and maintain comprehensive general liability insurance in such coverage amounts as Lender may request with trustee and Lender being named as additional insureds in such liability insurance policies. Additionally, Grantor shall maintain such other insurance, including but not limited to hazard, liability, business interruption, and boiler insurance, as Lender may reasonably require. Policies shall be written in form, amounts, coverages and basis reasonably acceptable to Lender and issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least thirty (30) days' prior written notice to Lender. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. Should the Real Property at any time become located in an area designated by the Director of the Federal Emergency Management Agency as a special flood hazard area, Grantor agrees to obtain and maintain Federal Flood Insurance to the extent such insurance is required and is or becomes available, for the term of the loan and for the full unpaid principal balance of the loan, or the maximum limit of coverage that is available, whichever is less.

Application of Proceeds. Grantor shall promptly notify Lender of any loss or damage to the Property if the estimated cost of repair or replacement exceeds Five Thousand and 00/100 Dollars ($5,000.00). Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty. Lender may, at its election, receive and retain the proceeds and apply the same to the reduction of the Indebtedness and/or the

payment of any lien affecting the Property, or may apply the proceeds to the repair, restoration and replacement of the Property. In the event Lender elects to apply the insurance proceeds to the repair, restoration and replacement of the Property, Grantor shall repair or replace the damaged or destroyed Improvements in a manner satisfactory to Lender. Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Deed of Trust. Any proceeds which have not been disbursed within 180 days after their receipt and which Lender has not committed to the repair or restoration of the Property shall be used first to pay any amount owing to Lender under this Deed of Trust, then to pay accrued interest, and the remainder, if any, shall be applied to the principal balance of the Indebtedness. If Lender holds any proceeds after payment in full of the Indebtedness, such proceeds shall be paid to Grantor as Grantor's interests may appear.

Unexpired Insurance at Sale. Any unexpired insurance shall inure to the benefit of, and pass to, the purchaser of the Property covered by this Deed of Trust at any trustee's sale or other sale held under the provisions of this Deed of Trust, or at any foreclosure sale of such Property.

Grantor's Report on Insurance. Upon request of Lender, however not more than once a year, Grantor shall furnish to Lender a report on each existing policy of insurance showing: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured, the then current replacement value of such property, and the manner of determining that value; and (e) the expiration date of the policy. Grantor shall, upon request of Lender, have an independent appraiser satisfactory to Lender determine the cash value replacement cost of the Property.

WARNING

UNLESS GRANTOR PROVIDES LENDER WITH EVIDENCE OF THE INSURANCE COVERAGE AS REQUIRED HEREIN, LENDER MAY PURCHASE INSURANCE AT GRANTOR'S EXPENSE TO PROTECT LENDER'S INTEREST. THIS INSURANCE MAY, BUT NEED NOT, ALSO PROTECT GRANTOR'S INTEREST. IF THE PROPERTY BECOMES DAMAGED, THE COVERAGE LENDER PURCHASES MAY NOT PAY ANY CLAIM GRANTOR MAKES OR ANY CLAIM MADE AGAINST GRANTOR. GRANTOR MAY LATER CANCEL THIS COVERAGE BY PROVIDING EVIDENCE THAT GRANTOR HAS OBTAINED PROPERTY COVERAGE ELSEWHERE.

GRANTOR IS RESPONSIBLE FOR THE COST OF ANY INSURANCE PURCHASED BY LENDER. THE COST OF THIS INSURANCE MAY BE ADDED TO THE NOTE BALANCE. IF THE COST IS ADDED TO THE NOTE BALANCE, THE INTEREST RATE ON THE NOTE WILL APPLY TO THIS ADDED AMOUNT. THE EFFECTIVE DATE

OF COVERAGE MAY BE THE DATE GRANTOR'S PRIOR COVERAGE LAPSED OR THE DATE GRANTOR FAILED TO PROVIDE PROOF OF COVERAGE.

THE COVERAGE LENDER PURCHASES MAY BE CONSIDERABLY MORE EXPENSIVE THAN INSURANCE GRANTOR CAN OBTAIN ON GRANTOR'S OWN AND MAY NOT SATISFY ANY NEED FOR PROPERTY DAMAGE COVERAGE OR ANY MANDATORY LIABILITY INSURANCE REQUIREMENTS IMPOSED BY APPLICABLE LAW.

TAX AND INSURANCE RESERVES. Subject to any limitations set by applicable law and if Grantor fails to pay any taxes, assessments or insurance when due, Lender may require Grantor to maintain with Lender reserves for payment of annual taxes, assessments, and insurance premiums, which reserves shall be created by advance payment or monthly payments of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before due, amounts at least equal to the taxes, assessments, and insurance premiums to be paid. If fifteen (15) days before payment is due the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit from Grantor, which Lender may satisfy by payment of the taxes, assessments, and insurance premiums required to be paid by Grantor as they become due. Lender shall have the right to draw upon the reserve funds to pay such items, and Lender shall not be required to determine the validity or accuracy of any item before paying it. Nothing in the Deed of Trust shall be construed as requiring Lender to advance other monies for such purposes, and Lender shall not incur any liability for anything it may do or omit to do with respect to the reserve account. Subject to any limitations set by applicable law, if the reserve funds disclose a shortage or deficiency, Grantor shall pay such shortage or deficiency as required by Lender. All amounts in the reserve account are hereby pledged to further secure the Indebtedness, and Lender is hereby authorized to withdraw and apply such amounts on the Indebtedness upon the occurrence of an Event of Default. Lender shall not be required to pay any interest or earnings on the reserve funds unless required by law or agreed to by Lender in writing. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the taxes and assessments required to be paid by Grantor.

LENDER'S EXPENDITURES. If any action or proceeding is commenced that would materially affect Lender's interest in the Property or if Grantor fails to comply with any provision of this Deed of Trust or any Related Documents, including but not limited to Grantor's failure to discharge or pay when due any amounts Grantor is required to discharge or pay under this Deed of Trust or any Related Documents, Lender on Grantor's behalf may (but shall not be obligated to) take any action that Lender deems appropriate, including but not limited to discharging or paying all taxes, liens, security interests, encumbrances and other claims, at any time levied or placed on the Property and paying all costs for insuring, maintaining and preserving the Property. All such expenditures incurred or paid by Lender for such purposes will

then bear interest at the rate charged under the Note from the date incurred or paid by Lender to the date of repayment by Grantor. All such expenses will become a part of the Indebtedness and, at Lender's option, will (A) be payable on demand; (B) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (1) the term of any applicable insurance policy; or (2) the remaining term of the Note; or (C) be treated as a balloon payment which will be due and payable at the Note's maturity. The Property also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon Default.

WARRANTY; DEFENSE OF TITLE. The following provisions relating to ownership of the Property are a part of this Deed of Trust.

Title. Grantor warrants that: (a) Grantor holds good and marketable title of record to the Property in fee simple, free and clear of all liens and encumbrances other than those set forth in the Real Property description or in any title insurance policy, title report, or final title opinion issued in favor of, and accepted by, Lender in connection with this Deed of Trust, and (b) Grantor has the full right, power, and authority to execute and deliver this Deed of Trust to Lender.

Defense of Title. Subject to the exception in the paragraph above, Grantor warrants and will forever defend the title to the Property against the lawful claims of all persons. In the event any action or proceeding is commenced that questions Grantor's title or the interest of Trustee or Lender under this Deed of Trust, Grantor shall defend the action at Grantor's expense. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of Lender's own choice at Grantor's expense, and Grantor will deliver, or cause to be delivered, to Lender such instruments as Lender may request from time to time to permit such participation.

Compliance with Laws. Grantor warrants that the Property and Grantor's use of the Property complies with all existing applicable laws, ordinances, and regulations of governmental authorities.

CONDEMNATION. The following provisions relating to condemnation proceedings are a part of this Deed of Trust.

Application of Net Proceeds. If all or any part of the Property is condemned by eminent domain proceedings or by any proceeding or purchase in lieu of condemnation, Lender may at its election require that all or any portion of the net proceeds of the award be applied to the Indebtedness or the repair or restoration of the Property. However, Borrower shall be entitled to use the proceeds of any condemnation award to repair or restore the Property in a manner satisfactory to Lender if (a) Borrower is not otherwise in default under this Deed of Trust and (b) upon

completion of such repair or restoration, the value of the Property (as determined by Lender in its reasonable discretion) is no less than the value of the Property on the date of this Deed of Trust. If the proceeds are applied to repair or restoration, Lender shall, upon satisfactory proof of such expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration if Grantor is not in default under this Deed of Trust. The net proceeds of the award shall mean the award after payment of all reasonable costs, expenses, and attorneys' fees, of both the Trustee and Lender in connection with the condemnation.

Proceedings. If any proceeding in condemnation is filed, Grantor shall promptly notify Lender in writing, and Grantor shall promptly take such steps as may be necessary to defend the action and obtain the award. Grantor may be the nominal party in such proceeding, but Lender shall be entitled to participate in the proceeding and to be represented in the proceeding by counsel of its own choice at Grantor's expense, and Grantor will deliver or cause to be delivered to Lender such instruments as may be requested by it from time to time to permit such participation.

IMPOSITION OF TAXES, FEES AND CHARGES BY GOVERNMENTAL AUTHORITIES. The following provisions relating to governmental taxes, fees and charges are a part of this Deed of Trust:

Current Taxes, Fees and Charges. Upon request by Lender, Grantor shall execute such documents in addition to this Deed of Trust and take whatever other action is requested by Lender to perfect and continue Lender's lien on the Real Property. Grantor shall reimburse Lender for all taxes, as described below, together with all expenses incurred in recording, perfecting or continuing this Deed of Trust, including without limitation all taxes, fees, documentary stamps, and other charges for recording or registering this Deed of Trust.

Taxes. The following shall constitute taxes to which this section applies: (a) a specific tax upon this type of Deed of Trust or upon all or any part of the Indebtedness secured by this Deed of Trust; (b) a specific tax on Borrower which Borrower is authorized or required to deduct from payments on the Indebtedness secured by this type of Deed of Trust; (c) a tax on this type of Deed of Trust chargeable against the Lender or the holder of the Note; and (d) a specific tax on all or any portion of the Indebtedness or on payments of principal and interest made by Borrower.

Subsequent Taxes. If any tax to which this section applies is enacted subsequent to the date of this Deed of Trust, this event shall have the same effect as an Event of Default (as defined below), and Lender may exercise any or all of its available remedies for an Event of Default as provided below unless Grantor either (a) pays the tax before it becomes delinquent, or (b) contests the tax as provided above in the Taxes and Liens

section and deposits with Lender cash or a sufficient corporate surety bond or other security satisfactory to Lender.

SECURITY AGREEMENT; FINANCING STATEMENTS. The following provisions relating to this Deed of Trust as a security agreement are a part of this Deed of Trust.

Security Agreement. This instrument shall constitute a security agreement to the extent any of the Property constitutes fixtures or other personal property, and Lender shall have all of the rights of a secured party under the Uniform Commercial Code as amended from time to time.

Security Interest. Grantor authorizes Lender to file any number of financing statements and take whatever other action is required by Lender to perfect and continue Lender's security interest in the fixtures, Rents, and Personal Property. In addition to recording this Deed of Trust in the real property records, Lender may, at any time and without further authorization from Grantor, file executed counterparts, copies or reproductions of this Deed of Trust as a financing statement. Grantor shall reimburse Lender for all expenses incurred in perfecting or continuing this security interest. Upon default, Grantor shall assemble the Personal Property in a manner and at a place reasonably convenient to Grantor and Lender and make it available to Lender within three (3) days after receipt of written demand from Lender.

Addresses. The mailing addresses of Grantor (debtor) and Lender (secured party), from which information concerning the security interest granted by this Deed of Trust may be obtained (each as required by the Uniform Commercial Code), are as stated on the first page of this Deed of Trust.

FURTHER ASSURANCES; ATTORNEY-IN-FACT. The following provisions relating to further assurances and attorney-in-fact are a part of this Deed of Trust.

Further Assurances. At any time, and from time to time, upon request of Lender, Grantor will make, execute and deliver, or will cause to be made, executed or delivered, to Lender or to Lender's designee, and when requested by Lender, cause to be filed, recorded, refiled, or rerecorded, as the case may be, at such times and in such offices and places as Lender may deem appropriate, any and all such mortgages, deeds of trust, security deeds, security agreements, financing statements, continuation statements, instruments of further assurance, certificates, and other documents as may, in the sole opinion of Lender, be necessary or desirable in order to effectuate, complete, perfect, continue, or preserve (a) the obligations of Grantor and Borrower under the Note, this Deed of Trust, and the Related Documents, and (b) the liens and security interests created by this Deed of Trust on the Property, whether now owned or hereafter acquired by Grantor. Unless prohibited by law or agreed to the contrary by Lender in writing, Grantor shall reimburse Lender for all costs and expenses

incurred in connection with the matters referred to in this paragraph.

Attorney-in-Fact. If Grantor fails to do any of the things referred to in the preceding paragraph, Lender may do so for and in the name of Grantor and at Grantor's expense. For such purposes, Grantor hereby irrevocably appoints Lender as Grantor's attorney-in-fact for the purpose of making, executing, delivering, filing, recording, and doing all other things as may be necessary or desirable, in Lender's sole opinion, to accomplish the matters referred to in the preceding paragraph.

FULL PERFORMANCE. If Borrower pays all the Indebtedness when due and terminates the loan, and Grantor otherwise performs all the obligations imposed upon Grantor under this Deed of Trust, Lender shall execute and deliver to Trustee a request for full reconveyance and shall execute and deliver to Grantor suitable statements of termination of any financing statement on file evidencing Lender's security interest in the Rents and the Personal Property. Grantor shall pay Lender a reasonable reconveyance fee for said reconveyance. The grantee in any such reconveyance may be described as the "person or persons legally entitled thereto."

DEFAULT. As used in this Deed of Trust, the term "**Event of Default**" means and shall include any default or Event of Default described in the Note and any breach or default of any provision of this Deed of Trust, including without limitation:

Default on Indebtedness. Failure of Borrower to make any payment when due on the Indebtedness.

Compliance Default. Failure of Grantor or Borrower to comply with any other term, obligation, covenant or condition contained in this Deed of Trust, the Note or in any of the Related Documents or the failure of Borrower or Grantor to comply with or to perform any term, obligation, covenant or condition contained in any other agreement between Lender and Borrower or Grantor.

Breaches. Any warranty, representation or statement made or furnished to Lender by or on behalf of Borrower or Grantor under this Deed of Trust, the Note or the Related Documents is, or at the time made or furnished was, false in any material respect.

Insolvency. The insolvency of Borrower or Grantor; appointment of a receiver for any part of Borrower or Grantor's property; any assignment for the benefit of creditors; the commencement of any proceeding under any bankruptcy or insolvency laws by or against Borrower or Grantor. Except to the extent prohibited by federal law or state law, the death or incompetency of Borrower or Grantor (or a member or partner of Borrower or Grantor owning more than a twenty-five percent (25%) ownership interest) also shall constitute an Event of Default under this Deed of Trust.

Foreclosure, etc. Commencement of foreclosure, whether by judicial proceeding, self-help, repossession or any other method, by any creditor of Grantor against any of the Property. However, this subsection shall not apply in the event of a good faith dispute by Grantor as to the validity or reasonableness of the claim which is the basis of the foreclosure, provided that Grantor gives Lender written notice of such claim and furnishes reserves or a surety bond for the claim satisfactory to Lender.

Defective Collateralization. This Deed of Trust or any of the Related Documents ceases to be in full force and effect (including the failure of this Deed of Trust or any Related Document to create a valid and perfected security interest or lien) at any time and for any reason.

Breach of Other Agreement. Any breach by Grantor under the terms of any other agreement between Grantor and Lender that is not remedied within any grace period provided therein, including without limitation any agreement concerning any indebtedness or other obligation of Grantor to Lender, whether existing now or later.

Events Affecting Guarantor. Any Guarantor seeks, claims, or otherwise attempts to limit, modify, or revoke such Guarantor's guaranty with Lender or any of the preceding events occurs with respect to any Guarantor of any of the Indebtedness or such Guarantor dies or becomes incompetent.

Adverse Change. A material adverse change occurs in Borrower's or Grantor's financial condition, or Lender believes the prospect of payment or performance of the Indebtedness is impaired.

RIGHTS AND REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default and at any time thereafter, Trustee or Lender, at its option, may exercise any one or more of the following rights and remedies, in addition to any other rights or remedies provided by law:

Accelerate Indebtedness. Lender shall have the right at its option to declare the entire Indebtedness immediately due and payable, including any prepayment penalty which Borrower would be required to pay.

Foreclosure. With respect to all or any part of the Real Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law. If this Deed of Trust is foreclosed by judicial foreclosure, Lender will be entitled to a judgment which will provide that if the foreclosure sale proceeds are insufficient to satisfy the judgment, execution may issue for the amount of the unpaid balance of the judgment.

UCC Remedies. With respect to all or any part of the Personal Property, Lender shall have all the rights and remedies of a secured party under the Uniform Commercial Code.

Collect Rents. Lender shall have the right, without notice to Grantor, to take possession of and manage the Property and collect the Rents, including amounts past due and unpaid, and apply the net proceeds, over and above Lender's costs, against the Indebtedness. In furtherance of this right, Lender may require any tenant or other user of the Property to make payments of rent or use fees directly to Lender. If the Rents are collected by Lender, then Grantor irrevocably designates Lender as Grantor's attorney-in-fact to endorse instruments received in payment thereof in the name of Grantor and to negotiate the same and collect the proceeds. Payments by tenants or other users to Lender in response to Lender's demand shall satisfy the obligations for which the payments are made, whether or not any proper grounds for the demand existed. Lender may exercise its rights under this subparagraph either in person, by agent, or through a receiver.

Appoint Receiver. Lender shall have the right to have a receiver appointed to take possession of all or any part of the Property, with the power to protect and preserve the Property, to operate the Property preceding foreclosure or sale, and to collect the Rents from the Property and apply the proceeds, over and above the cost of the receivership, against the Indebtedness. The receiver may serve without bond if permitted by law. Lender's right to the appointment of a receiver shall exist whether or not the apparent value of the Property exceeds the Indebtedness by a substantial amount. Employment by Lender shall not disqualify a person from serving as a receiver.

Tenancy at Sufferance. If Grantor remains in possession of the Property after the Property is sold as provided above or Lender otherwise becomes entitled to possession of the Property upon default of Grantor, Grantor shall become a tenant at sufferance of Lender or the purchaser of the Property and shall, at Lender's option, either (a) pay a reasonable rental for the use of the Property, or (b) vacate the Property immediately upon the demand of Lender.

Other Remedies. Trustee or Lender shall have any other right or remedy provided in this Deed of Trust or the Note or by law.

Notice of Sale. Lender shall give Grantor reasonable notice of the time and place of any public sale of the Personal Property or of the time after which any private sale or other intended disposition of the Personal Property is to be made. Reasonable notice shall mean notice given at least ten (10) days before the time of the sale or disposition. Any sale of Personal Property may be made in conjunction with any sale of the Real Property.

Sale of the Property. To the extent permitted by applicable law, Grantor hereby waives any and all rights to have the Property marshalled. In exercising its rights and remedies, the Trustee or Lender shall be free to sell all or any part of the Property together or separately, in one sale or by separate sales. Lender shall be entitled to bid at any public sale on all or any portion of the Property.

Waiver; Election of Remedies. A waiver by any party of a breach of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's rights otherwise to demand strict compliance with that provision or any other provision. Election by Lender to pursue any remedy provided in this Deed of Trust, the Note, in any Related Document, or provided by law shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor under this Deed of Trust after failure of Grantor to perform shall not affect Lender's right to declare a default and to exercise any of its remedies.

Attorneys' Fees; Expenses. If Lender institutes any suit or action to enforce any of the terms of this Deed of Trust, Lender shall be entitled to recover such sum as the court may adjudge reasonable as attorneys' fees at trial and on any appeal. Whether or not any court action is involved, all reasonable expenses incurred by Lender which in Lender's opinion are necessary at any time for the protection of its interest or the enforcement of its rights shall become a part of the Indebtedness payable on demand and shall bear interest at the Note rate from the date of expenditure until repaid. Expenses covered by this paragraph include, without limitation, however subject to any limits under applicable law, Lender's attorneys' fees whether or not there is a lawsuit, including attorneys' fees for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals and any anticipated post-judgment collection services, the cost of searching records, obtaining title reports (including foreclosure reports), surveyors' reports, appraisal fees, title insurance, and fees for the Trustee, to the extent permitted by applicable law. Grantor also will pay any court costs, in addition to all other sums provided by law.

Rights of Trustee. Trustee shall have all of the rights and duties of Lender as set forth in this section.

POWERS AND OBLIGATIONS OF TRUSTEE. The following provisions relating to the powers and obligations of Trustee are part of this Deed of Trust.

Powers of Trustee. In addition to all powers of Trustee arising as a matter of law, Trustee shall have the power to take the following actions with respect to the Property upon the written request of Lender and Grantor: (a) join in preparing and filing a map or plat of the Real Property, including the dedication of streets or other rights to the public; (b) join in granting any easement or creating any restriction on the Real Property; and (c) join in any subordination or other agreement affecting this Deed of Trust or the interest of Lender under this Deed of Trust.

Obligations to Notify. Trustee shall not be obligated to notify any other party of a pending sale under any other trust deed or lien, or of any action or proceeding in which Grantor, Lender, or Trustee shall be a party, unless the action or proceeding is brought by Trustee.

Trustee. Trustee shall meet all qualifications required for Trustee under applicable law. In addition to the rights and remedies set forth above, with respect to all or any part of the Property, the Trustee shall have the right to foreclose by notice and sale, and Lender shall have the right to foreclose by judicial foreclosure, in either case in accordance with and to the full extent provided by applicable law.

Successor Trustee. Lender, at Lender's option, may from time to time appoint a successor Trustee to any Trustee appointed hereunder by an instrument executed and acknowledged by Lender and recorded in the office of the recorder of the county in which the Real Property is situated. The instrument shall contain, in addition to all other matters required by state law, the names of the original Lender, Trustee, and Grantor, the book and page or the Auditor's file number where this Deed of Trust is recorded, and the name and address of the successor trustee, and the instrument shall be executed and acknowledged by Lender or its successors in interest. The successor trustee, without conveyance of the Property, shall succeed to all the title, power, and duties conferred upon the Trustee in this Deed of Trust and by applicable law. This procedure for substitution of trustee shall govern to the exclusion of all other provisions for substitution.

NOTICES TO GRANTOR AND OTHER PARTIES. Any notice under this Deed of Trust shall be in writing and shall be effective when actually delivered or, if mailed, shall be deemed effective when deposited in the United States mail first class, registered mail, postage prepaid, directed to the addresses shown near the beginning of this Deed of Trust. Any party may change its address for notices under this Deed of Trust by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. All copies of notices of foreclosure from the holder of any lien which has priority over this Deed of Trust shall be sent to Lender's address, as shown near the beginning of this Deed of Trust. For notice purposes, Grantor agrees to keep Lender and Trustee informed at all times of Grantor's current address.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Deed of Trust:

Amendments. This Deed of Trust, together with any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Deed of Trust. No alteration of or amendment to this Deed of Trust shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the alteration or amendment.

Applicable Law; Jury Waiver. This Deed of Trust shall be governed by, construed and enforced in accordance with the laws of the State of Washington. **LENDER, BORROWER, AND GRANTOR HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING, OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR**

GRANTOR OR BORROWER AGAINST THE OTHER. IF THERE IS A LAWSUIT, GRANTOR AND BORROWER, AT LENDER'S OPTION, AGREE TO SUBMIT TO THE JURISDICTION OF THE COUNTY WHERE THE PROPERTY IS LOCATED.

Caption Headings. Caption headings in this Deed of Trust are for convenience purposes only and are not to be used to interpret or define the provisions of this Deed of Trust.

Counterparts; Facsimile Signatures. This Deed of Trust may be signed in any number of counterparts, each of which will be deemed to be an original, and all of which, taken together will constitute one and the same contract. The parties will accept a signed counterpart of this Deed of Trust transmitted by facsimile machine or pdf as though it were an original document; provided, however, that each party so transmitting a document will be obligated to deliver the manually signed original via overnight delivery service.

Lender's Right to Sell Participations in the Loan. Lender may at any time sell, assign, transfer, negotiate, grant participations in, or otherwise dispose of, to any one or more other lenders (hereinafter called "Participants") all or any part of the indebtedness of Grantor at any time outstanding under the Note, this Deed of Trust, or any of the Related Documents (collectively, the "Loan Documents"). Grantor acknowledges and agrees that any such disposition will give rise to an obligation of Grantor to each Participant and that, in such event, each Participant shall, for all purposes hereof, be entitled to the benefits of the Loan Documents and all other documents, instruments, and agreements therein described, as its interest may appear. Grantor shall, from time to time at the request of Lender, execute and deliver, or cause to be executed and delivered, to Lender or to such party or parties (including any Participant) as Lender may designate, any and all such further instruments as may in the opinion of Lender be necessary or desirable to give full force and effect to such disposition, including, but not limited to, a new note or new notes to be issued in exchange for the Note and such estoppel certificates or other instruments as may be requested from Grantor to evidence the continuing validity of the Loan Documents and the absence of any default by Lender thereunder. Notwithstanding the foregoing, Grantor acknowledges that no Participant shall be deemed a direct lender or co-lender with Lender.

Merger. There shall be no merger of the interest or estate created by this Deed of Trust with any other interest or estate in the Property at any time held by or for the benefit of Lender in any capacity, without the written consent of Lender.

Multiple Parties. If Grantor or Borrower consist of more than one person or entity, all obligations of Grantor and Borrower under this Deed of Trust shall be joint and several, and all references to Borrower shall mean each and every Borrower, and all references to Grantor shall

mean each and every Grantor. This means that each of the persons signing below is responsible for all obligations in this Deed of Trust. Where any one or more of the parties are corporations or partnerships or limited liability companies, it is not necessary for Lender to inquire into the powers of any of the parties or of the officers, directors, partners, agents, managers or members acting or purporting to act on their behalf.

Severability. If a court of competent jurisdiction finds any provision of this Deed of Trust to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity; however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Deed of Trust in all other respects shall remain valid and enforceable.

Successors and Assigns. Subject to the limitations stated in this Deed of Trust on transfer of Grantor's interest, this Deed of Trust shall be binding upon and inure to the benefit of the parties, their successors and assigns. If ownership of the Property becomes vested in a person other than Grantor, Lender, without notice to Grantor, may deal with Grantor's successors with reference to this Deed of Trust and the Indebtedness by way of forbearance or extension without releasing Grantor from the obligations of this Deed of Trust or liability under the Indebtedness.

Time Is of the Essence. Time is of the essence in the performance of this Deed of Trust.

Waivers and Consents. Lender shall not be deemed to have waived any rights under this Deed of Trust (or under the Related Documents) unless such waiver is in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by any party of a provision of this Deed of Trust shall not constitute a waiver of or prejudice the party's right otherwise to demand strict compliance with that provision or any other provision. No prior waiver by Lender, nor any course of dealing between Lender and Grantor or Borrower, shall constitute a waiver of any of Lender's rights or any of Grantor or Borrower's obligations as to any future transactions. Whenever consent by Lender is required in this Deed of Trust, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required.

Waiver of Homestead Exemption. Grantor hereby releases and waives all rights and benefits of the homestead exemption laws of the State of Washington as to all Indebtedness secured hereby.

COMMERCIAL DEED OF TRUST. Grantor agrees with Lender that this Deed of Trust is a commercial deed of trust and that Grantor will not change the use of the Property without Lender's prior written consent.

ORAL AGREEMENTS OR ORAL COMMITMENTS TO LOAN MONEY, EXTEND CREDIT OR TO FORBEAR FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.

GRANTOR ACKNOWLEDGES HAVING READ ALL THE PROVISIONS OF THIS DEED OF TRUST, AND GRANTOR AGREES TO ITS TERMS.

GRANTOR:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________________
Name: Sterling Griffin
Its: President

REPRESENTATIVE CAPACITY

STATE OF Washington)
) ss
County of _________)

This instrument was acknowledged before me on (date) _______________, 20__, before me by (names(s)) of individual(s) ____ as (type of authority) ____ of (name of party on whose behalf instrument was recorded) ______________________________________

Notary Public – State of Washington
My Commission Expires: ____________

EXHIBIT A

[Legal Description]

Lot 23, Settler's Field, according to the plat recorded in Volume 35 of Plats, pages 69 through 73, inclusive, records of Kitsap County, Washington.

ENVIRONMENTAL INDEMNITY AGREEMENT

THIS ENVIRONMENTAL INDEMENITY AGREEMENT is made as of November 13, 2019, by Harbor Custom Development, Inc, a[n] Washington Corporation (hereinafter referred to as the "Borrower"), and Sterling Griffin (collectively, "Guarantor") in favor of Sound Equity High Income Debt Fund, LLC, a Delaware limited liability company ("Lender").

WHEREAS, Borrower has applied to Lender for a loan in the maximum principal amount of $310,500.00 (the "Loan") to be guaranteed by Guarantor and to be secured by a Deed of Trust, Assignment of Rents, Security Agreement and Fixture Filing ("Deed of Trust") encumbering certain real property located in the County of Kitsap, State of Washington, and described as follows (the "Property"):

REFER TO EXHIBIT A

AND WHEREAS, Lender is unwilling to make the Loan unless Borrower and Guarantor make certain warranties regarding the Property and agree to indemnify Lender from any loss or liability that might result from violation of any federal, state, or local Environmental Laws;

NOW, THEREFORE, for good and valuable consideration, the receipt of which is hereby acknowledged, and as a principal inducement to Lender to make the Loan and with the understanding and specific intent that Lender will materially rely upon this agreement in doing so, Borrower and Guarantor hereby represent, warrant, covenant, and agree with Lender, its successors and assigns, as follows:

1. Definitions.
   a. Environmental Laws.

      The term "Environmental Laws" shall mean any and all federal, state, and local statutes, regulations, and ordinances pertaining to the protection of human health or the environment that are applicable to the Property, including, without limitation, the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended, the Resource Conservation and Recovery Act of 1976, the Superfund Amendments and Reauthorization Act of 1986, and the Hazardous Materials Transportation Act; all regulations pertaining thereto; and all other statutes, laws and ordinances of the United States and of any state, county or municipality in which the Property or any portion thereof is located.

   b. Hazardous Substance.

      The term "Hazardous Substance" shall mean any and all hazardous, toxic, infectious, or radioactive substances, wastes, or material listed or defined by any Environmental Law and specifically shall include petroleum oil and its fractions, asbestos, urea formaldehyde and radon.

   c. Asbestos-Containing Material.

      The term "Asbestos-Containing Material" shall mean any material containing more than one percent (1.0%) by weight of asbestos,

including all varieties and forms of materials defined as asbestos under any federal or state statute or regulation relating to the protection of human health or the environment.

2. Representations and Warranties.

On the basis of Borrower's and Guarantor's diligent examination and inquiry and except for small quantities of Hazardous Substances customarily used in construction which shall at all times be used in compliance with all Environmental Laws, Borrower and Guarantor represent and warrant as follows:

a. No Hazardous Substances.

Following all appropriate and due diligent inquiry into the condition of the Property and the existing and previous ownership, uses and appearance thereof, Borrower and Guarantor have no knowledge or reason to know that any Hazardous Substance (a) is or has been used, treated, stored, disposed of, released, spilled, generated, manufactured, or otherwise handled on the Property, or transported to or from the Property; (b) has been spilled, released, intruded, leached or disposed of from the Property onto property adjacent to the Property; or (c) has otherwise come to be located on or under the Property.

b. Compliance with Environmental Laws.

To the best of Borrower's and Guarantor's knowledge following Borrower's and Guarantor's inquiries, the Property and all operations conducted on the Property are and will continue to be in full compliance with all applicable Environmental Laws. The Property shall be operated in full compliance with such laws from and after the date of this Agreement.

c. No Liens.

No liens have been placed on the Property under any Environmental Laws and Borrower and Guarantor have no knowledge of any threatened or impending liens under any Environmental Laws.

d. No Notice.

Neither Borrower nor Guarantor have received any notice and are not aware of any administrative or judicial investigations, proceedings, or actions with respect to violations, alleged or proven, of Environmental Laws by Borrower or Guarantor or by any tenants or predecessors of Borrower, or otherwise involving the Property or the operations conducted on the Property.

e. No Asbestos-Containing Material.

To the best of Borrower's and Guarantor's knowledge following Borrower's and Guarantor's inquiries, no Asbestos-Containing Material is present in any of the improvements on the Property or

is otherwise located on the Property. The Property and all operations conducted on the Property are in compliance with all federal and state statutes and regulations relating to asbestos.

f. No Underground Storage Tanks.

To the best of Borrower's knowledge following Borrower's inquiries, no underground storage tanks, whether in use or closed, are located on or under the Property.

3. Prohibited Activities.

Without the prior written consent of Lender, neither Borrower nor Guarantor shall engage in or permit any tenant or other person to engage in any activity or conduct on the Property that would cause, or could reasonably be expected to cause, any of the representations set forth in paragraph 2 of this agreement to cease to be true, correct, and complete. Such consent by Lender may be conditioned upon the receipt by Lender of any assurances that Lender may deem necessary or desirable to ensure that the value of Lender's security interest in the Property will not in any way become impaired because of contamination resulting from any such activities.

4. Notice.

Borrower and Guarantor shall immediately notify Lender upon becoming aware of any of the following, and shall immediately provide Lender with copies of any notices received with respect to:

a. Spill, Release, or Disposal.

Any spill, release, or disposal of a Hazardous Substance on, under, or adjacent to the Property.

b. Notice of Violation.

Any notice or communication from a governmental agency or any other person directed to Borrower, any tenant of the Property, or any other person relating to: (i) Hazardous Substances on, under or adjacent to the Property; or (ii) any violation of any Environmental Laws.

c. Change in Circumstances.

Any fact or change in circumstances that would or reasonably could be expected to cause any of the representations and warranties set forth in paragraph 2 of this agreement to cease to be true for any time before all amounts owing under any of the documents related to the Loan (the "Loan Documents") are paid in full.

d. Threat to Value of Security.

Any matter relating to Hazardous Substances or Environmental Laws that would give a reasonably prudent lender reason to be

concerned that the value of such lender's security interest in the Property may be reduced or threatened.

5. Corrective Actions.

Borrower and Guarantor shall immediately cause any Hazardous Substance spilled, released, intruded, vented, leached or disposed of on or in the Property or any improvements thereto to be collected, stored, treated and removed from the Property in accordance with all Environmental Laws; to immediately repair and restore the Property; and to pay all of the costs thereof. Each of the covenants in this paragraph are specifically enforceable. Lender shall have the right to join and participate in, as a party if it so elects, any legal or administrative proceedings or actions initiated with respect to the Property in connection with any Environmental Law, and Borrower and Guarantor agree to pay Lender's court costs and attorneys' fees incurred in so doing.

6. Indemnification.

Borrower and Guarantor, jointly and severally, shall indemnify and hold harmless Lender, its officers, directors, employees, agents, successors, and assigns, and their directors, officers, employees, and agents from and against (a) all costs of any repair, cleanup, and detoxification of the Property and the preparation and implementation of any closure, remedial or other plans required by any Environmental Laws or any governmental authority; (b) all liability, costs, damages, and claims suffered or incurred by Lender as a result of any damage to the Property, damage to any other property, or any injury or death to any person or persons caused by Borrower's or Guarantor's or the Property's failure to comply with any Environmental Laws; (c) all liabilities to any governmental authorities, including and without limitation, the removal of any liens against the Property, as a result of the violation of any Environmental Laws; and (d) all actual and consequential damages incurred by Lender as a result of the failure of Borrower or Guarantor or the Property to comply with any Environmental Laws and which are not otherwise expressly excluded from this agreement. Except as otherwise stated in this agreement, this indemnification shall extend to any loss or liability incurred by Lender as a result of any violation of any Environmental Laws or the presence of any Hazardous Substance on or about the Property not caused by the action of the Lender and when the contamination or violation occurred prior to the Borrower's surrendering possession of the Property either voluntarily or through foreclosure, whether or not the contamination or violation is known to Lender prior to or following Lender's acquisition of title to the Property.

7. Indemnification Separate from Loan Documents.

This indemnification and all rights and obligations hereunder are separate from and independent of the Note, Deed of Trust, and all other security for the Note and is not secured by said Deed of Trust or other security. This agreement and all rights and obligations hereunder shall survive (a) any judicial or nonjudicial foreclosure, trustee's sale, sheriff's sale, a deed in lieu of any such foreclosure or sale, or other action or proceeding with respect to the Note, or any settlement or compromise thereof; (b) any amendment or modification of any of the Loan documents, including the extensions of time for performance thereof; (c) the release of Borrower or any Guarantor or indemnitor from any other obligations or liabilities under any of the Loan documents, whether such release occurs voluntarily, involuntarily, or by operation of law; (d) the conveyance or transfer of all of Lender's rights in

the Note, Deed of Trust, and other security to any third parties; and (e) the Lender's conveyance of all of its rights in the Property.

8. Multiple Actions.

Separate, concurrent, and successive actions may be brought under this indemnification to enforce any of the provisions hereof at any time and from time to time.

9. Impairment of Remedies.

This indemnification shall not be construed as impairing any other right or remedy of Lender under the Note, the Deed of Trust, or other Loan documents, nor shall this indemnification be in lieu of or impair any other remedy. In particular, Lender hereby reserves its rights to specifically enforce any covenant of the Borrower or Guarantor, to bring an action for waste of the Property, to seek mandatory and prohibitive injunctions, and to obtain contributions from Borrower and Guarantor and any other person who may be jointly liable with Lender under any federal or state statute or to the extent such contribution rights are available at law or in equity.

10. No Waiver.

No requirement of this agreement may be waived at any time except in a writing signed by Lender, and any such waiver shall be effective only as to its terms and on a single occasion. Neither Lender's delay or omission in exercising any right, power, or remedy under this agreement, nor Lender's failure to insist upon strict performance of any of the covenants or agreements contained in this agreement shall be construed as a waiver of any such right, power, remedy, covenant, or agreement or as an acquiescence in Borrower's or Guarantor's breach or default. All of Lender's rights or remedies under this agreement are intended to be cumulative and not in substitution for any rights or remedies available by law or otherwise.

11. Assignment by Lender; Participation.

Lender may assign this agreement in whole or in part to any person or entity and may grant participation in any of its rights under this agreement, without notice and without affecting Borrower's or Guarantor's liability under this agreement. Neither Borrower nor Guarantor may assign this agreement to any person at any time, except in connection with a transaction approved in writing by Lender.

12. Attorneys' Fees; Costs.

Borrower and Guarantor agree to reimburse Lender for all costs, expenses, and reasonable attorneys' fees that Lender incurs in connection with the realization or enforcement of any obligation or remedy contained in this agreement, with or without litigation, including without limitation any costs, expenses, and fees incurred: (a) on appeal; (b) in any action contesting or seeking to restrain, enjoin, stay, or postpone the exercise of any remedy in which Lender prevails; (c) in any bankruptcy, probate, or other proceeding involving any person comprising Borrower or Guarantor; and (d) in connection with all negotiations, documentation, and other actions relating to any work-out of the Loan or settlement of any debt secured by this agreement or any of the other Loan Documents. All such costs, expenses,

and fees shall be due and payable upon demand, shall bear interest from the date incurred through the date of collection at the highest rate stated in the Loan Documents (including the Default Rate). Lender shall reimburse Borrower and Guarantor for all reasonable costs, expenses and attorneys' fees which are incurred by Borrower and Guarantor, respectively, in any action to enforce this agreement or any security for this agreement in which Borrower or Guarantor, respectively, prevail; provided, however, the foregoing shall not apply to any action or proceeding which is brought to determine or pursue any particular remedy as a result of any default of the Borrower or Guarantor, including, without limitation, petitions for removing a stay in bankruptcy, petitions for mandatory or prohibitive injunctive relief, requests for receivership, or with respect to any other remedy in which a court determines the same to be limited or unavailable.

13. Multiple Borrowers.

If Borrower or Guarantor are comprised of more than one person or entity, then the terms "Borrower" and "Guarantor" shall refer to all such persons or entities collectively and to each such person or entity individually, such that all obligations, covenants, warranties, requirements, restrictions, and other provisions of this agreement shall apply both collectively and individually. If Borrower or Guarantor are comprised of more than one person or entity, then each of such persons or entities shall be jointly and severally liable for the indebtedness secured by this agreement, for the performance of Borrower's and Guarantor's obligations under the Loan Documents, and for any default on the part of any one or more of the persons or entities comprising Borrower and Guarantor.

14. Notices.

Any notices, demands, or communications permitted or required hereunder shall be in writing and personally delivered or sent by first class mail, or by certified or registered mail, return receipt requested, postage prepaid, addressed to the parties at the addresses listed above, or at such other addresses as the parties may from time to time designate in writing. Notices shall be deemed effective and any time period referred to therein shall commence on the date such notice is deposited in the U.S. Mail, as evidenced by the postmark affixed by the post office.

15. Modification; Successors.

This agreement may be amended, modified, changed, or varied only by a written agreement signed by the parties hereto. Subject to any assignment restrictions herein, this agreement shall bind and inure to the benefit of all of the parties, their successors, estates, heirs, personal representatives, and assigns. The warranties and indemnities in this agreement shall extend to all participants with and successor and assigns of Lender and to any lender whose loan is used to refinance the Loan.

16. Validity.

If a court of competent jurisdiction finally determines that any provision of this agreement is invalid or unenforceable, the court's determination shall not affect the validity or enforceability of the remaining provisions of this agreement. In such event, this agreement shall be construed as if it did not contain the particular provision that was determined to be invalid or unenforceable. No such

determination shall affect any provision of this agreement to the extent that it is otherwise enforceable under the laws of any other applicable jurisdiction.

17. Counterparts; Facsimile Signatures.

This agreement may be signed in any number of counterparts, each of which will be deemed to be an original, and all of which, taken together will constitute one and the same contract. The parties will accept a signed counterpart of this agreement transmitted by facsimile machine or pdf as though it were an original document; provided, however, that each party so transmitting a document will be obligated to deliver the manually signed original via overnight delivery service.

18. Applicable Law; Venue.

This agreement and the rights of the parties hereunder shall be governed by, construed, and enforced in accordance with the laws of the State of Washington. **LENDER AND BORROWER AND GUARANTOR HEREBY WAIVE THE RIGHT TO ANY JURY TRIAL IN ANY ACTION, PROCEEDING OR COUNTERCLAIM BROUGHT BY EITHER LENDER OR BORROWER OR GUARANTOR AGAINST THE OTHER. IF THERE IS A LAWSUIT, GRANTOR AND BORROWER, AT LENDER'S OPTION, AGREE TO SUBMIT TO THE JURISDICTION OF THE COUNTY WHERE THE PROPERTY IS LOCATED.**

UNDER WASHINGTON LAW, MOST AGREEMENTS, PROMISES AND COMMITMENTS MADE BY LENDER CONCERNING LOANS AND OTHER CREDIT EXTENSIONS WHICH ARE NOT FOR PERSONAL FAMILY OR HOUSEHOLD PURPOSES OR SECURED SOLELY BY THE BORROWER'S RESIDENCE MUST BE IN WRITING, EXPRESS CONSIDERATION AND BE SIGNED BY LENDER TO BE ENFORCEABLE.

IN WITNESS WHEREOF, Borrower and Guarantor have duly executed this agreement as of the date first above written.

BORROWER:

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ______________________________
Name: Sterling Griffin
Its: President

USE THE FOLLOWING RESOLUTION, ONLY IF BORROWER IS A CORPORATION OR LIMITED LIABILITY COMPANY

Harbor Custom Development, Inc
11515 BURNHAM DR NW
GIG HARBOR, WA 98332

CERTIFICATE OF RESOLUTIONS

Sterling Griffin, ____________________ (title) of Harbor Custom Development, Inc, a[n] Washington Corporation ("**Borrower**"), do hereby that the following is a true and correct Copy of the resolution unanimously adopted by the Members/Managers or Board of Directors of the Borrower, a quorum of its members being present at a regular meeting, held in the City of GIG HARBOR, State of WA, on November 13, 2019 and that the resolution has not been revoked by any subsequent action of the Members/Managers or Board of Directors of Borrower but is still in full force and effect.

RESOLVED: That Sterling Griffin in his capacity as the ____________________ (title), is authorized to execute in the name of and on behalf of the Borrower and to deliver any and all instruments, agreements or certificates of any kind or nature whatsoever, including, but not limited to, notes, mortgages, security instruments, assignments, financial statements, affidavits, indemnities or closing statements, and to take from time to time any other actions which such officer or officers shall in their discretion determine to be appropriate to effect the transaction and contemplated herein and is authorized to take on debt in the name of the Borrower.

I further certify that Borrower is duly organized and in good standing, and has the power to take the action called for by the foregoing resolution.

Dated: November 13, 2019 at GIG HARBOR, WA

Harbor Custom Development, Inc, a[n] Washington Corporation

By: ________________________________
Name: Sterling Griffin
Its: President